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                          LEHMAN BROTHERS INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                        Investor and Reserve Class Shares


                               DATED July 29, 2008
                          AS AMENDED October 6, 2008

                     Neuberger Berman GOVERNMENT MONEY Fund
                      Neuberger Berman TAX-FREE MONEY Fund



              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700


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     Neuberger Berman  GOVERNMENT MONEY Fund and Neuberger Berman TAX-FREE MONEY
Fund  (formerly,   Lehman   Brothers   Tax-Free  Money  Fund)  (each  a  "Fund";
collectively, the "Funds") offer shares pursuant to Prospectuses dated July 29, 2008, as amended October 6, 2008 (each a "Prospectus", and collectively, the "Prospectuses").

     Through October 5, 2008, Neuberger Berman Government Money Fund and Neuberger Berman Tax-Free Money Fund each invested all of its net investable assets in Government Master Series and Tax-Exampt Master Series (each a "Master Series"), respectively, each a series of Institutional Liquidity Trust.

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class. This SAI is not an offer to sell any shares of any class of the Funds. A written offer can be made only by a prospectus.

     The Prospectus for your share class provides more information about the Funds that you should know before investing. You should read that Prospectus carefully before investing.

     The Funds' and Master Series' financial statements, notes thereto and the reports of their independent registered public accounting firms are incorporated by reference from the Funds' annual report to shareholders into (and are therefore legally part of) this SAI.

     You can get a free copy of the Prospectus for your share class or annual report from Neuberger Berman Management LLC, formerly, Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class.

     No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

     "Neuberger Berman Management LLC" and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC.
(C)2008 Neuberger Berman Management LLC. All rights reserved.

(C)2008 Lehman Brothers Asset Management LLC. All rights reserved.

(C)2008 Lehman Brothers.  All rights reserved.

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT INFORMATION........................................................1
         Investment Policies and Limitations..................................1
         Cash Management and Temporary Defensive Positions (Both Funds).......6
         Borrowing (Both Funds)...............................................6
         Additional Investment Information (Both Funds).......................6

CERTAIN RISK CONSIDERATIONS..................................................23

PERFORMANCE INFORMATION......................................................24

TRUSTEES AND OFFICERS........................................................24
         Information about the Board of Trustees.............................24
         Information about the Officers of the Trust.........................32

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES............................41
         Investment Manager and Administrator................................41
         Management and Administration Fees..................................43
         Waivers and Reimbursements..........................................44
         Sub-Adviser.........................................................46
         Investment Companies Managed........................................46
         Codes of Ethics.....................................................47
         Management and Control of NB Management and Lehman Brothers Asset
                  Management.................................................47

DISTRIBUTION ARRANGEMENTS....................................................48

ADDITIONAL PURCHASE INFORMATION..............................................50
         Share Prices and Net Asset Value....................................50
         Automatic Investing.................................................51
         Financial Intermediaries............................................51

VALUATION OF PORTFOLIO SECURITIES............................................51

ADDITIONAL EXCHANGE INFORMATION..............................................52

ADDITIONAL REDEMPTION INFORMATION............................................53
         Suspension of Redemptions...........................................53
         Redemptions in Kind.................................................54

DIVIDENDS AND OTHER DISTRIBUTIONS............................................54

ADDITIONAL TAX INFORMATION...................................................55
         Taxation of the Funds...............................................55
         Taxation of the Fund's Shareholders (Neuberger Berman
                  GOVERNMENT MONEY Fund).....................................57

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         Taxation of the Funds' Shareholders (Lehman Brothers TAX-FREE
                  MONEY Fund)................................................57

PORTFOLIO TRANSACTIONS.......................................................58
         Expense Offset Arrangement..........................................61
         Proxy Voting........................................................61

PORTFOLIO HOLDINGS DISCLOSURE................................................62
         Portfolio Holdings Disclosure Policy................................62
         Portfolio Holdings Disclosure Procedures............................63
         Portfolio Holdings Approved Recipients..............................63

REPORTS TO SHAREHOLDERS......................................................65

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS...............................65
         The Funds...........................................................65

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS...............................66

LEGAL COUNSEL................................................................66

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................66

REGISTRATION STATEMENT.......................................................67

FINANCIAL STATEMENTS.........................................................67

APPENDIX A -- RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER................A-1

                             INVESTMENT INFORMATION

     Each of Neuberger Berman GOVERNMENT MONEY Fund and Neuberger Berman TAX-FREE MONEY Fund is a separate operating series of Lehman Brothers Income Funds (formerly, Neuberger Berman Income Funds) ("Trust"), a Delaware statutory trust since December 29, 1992, that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

     From February 28, 2007 for Neuberger Berman GOVERNMENT MONEY Fund, and from September 10, 2007 for Neuberger Berman TAX-FREE MONEY Fund, through October 5, 2008, each Fund was organized as a feeder fund in a master-feeder structure, rather than in a single tier multiple class structure. As feeder funds, they were series of the Trust.

     On September 26, 2008, Neuberger Berman TAX-FREE MONEY Fund changed its name from Lehman Brothers Tax-Free Money Fund. On February 28, 2007, Lehman Brothers Tax-Free Money Fund changed its name from Tax-Free Money Fund.

     As of October 6, 2008, these Funds are organized in a single-tier structure and invest directly in securities.

     The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each of Neuberger Berman GOVERNMENT MONEY Fund and Neuberger Berman TAX-FREE MONEY Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund, are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

     (1) 67% of the total units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

     (2)  a majority of the outstanding shares of the Fund.

     These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

     NB Management is responsible for the day-to-day management of Neuberger Berman GOVERNMENT MONEY Fund and Neuberger Berman TAX-FREE MONEY Fund. NB Management has delegated day-to-day management of the Funds to Lehman Brothers Asset Management. Throughout this SAI, the term "Manager" is used to refer to NB Management or Lehman Brothers Asset Management, as appropriate.

Investment Policies and Limitations
-----------------------------------

     Each Fund has the following fundamental  investment policy:

     Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

     A Fund's policy on "Investments in Any One Issuer" does not limit its ability to invest up to 100% of its total assets in a master portfolio with the same investment objective, policies and limitations as the Fund.

     Each of Neuberger Berman GOVERNMENT MONEY Fund and Neuberger Berman TAX-FREE MONEY Fund determines the "issuer" of a municipal obligation for purposes of its policy on industry concentration in accordance with the principles of Rule 2a-7 under the 1940 Act ("Rule 2a-7").

     Also, for purposes of the investment limitation on concentration in a particular industry, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral, and certificates of deposit ("CDs") are interpreted to include similar types of time deposits.

     Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on borrowing or illiquid securities, the Manager will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

     The following investment policies and limitations are fundamental and apply to the Neuberger Berman GOVERNMENT MONEY Fund:

     1. BORROWING. The Neuberger Berman GOVERNMENT MONEY Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). In addition to the foregoing, the Fund may borrow from any person for temporary purposes in an amount not exceeding 5% of the Fund's total assets at the time the loan is made.

     2. COMMODITIES AND REAL ESTATE. The Neuberger Berman GOVERNMENT MONEY Fund may not purchase or sell commodities, commodity contracts, foreign exchange, or real estate, including interests in real estate investment trusts and real estate mortgage loans, except securities issued by the Ginnie Mae (also known as Government National Mortgage Association or GNMA).

     3. LENDING. The Neuberger Berman GOVERNMENT MONEY Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, provided, however that in accordance with its investment objective, policies, and limitations, the Fund can (i) purchase debt securities and (ii) engage in repurchase agreements.

     4. INDUSTRY CONCENTRATION. The Neuberger Berman GOVERNMENT MONEY Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to (i) purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government and Agency Securities") or (ii) investments in CDs or banker's acceptances issued by domestic branches of U.S. banks.

     5. DIVERSIFICATION. The Neuberger Berman GOVERNMENT MONEY Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than U.S. Government and Agency Securities), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (Although not a fundamental limitation, the Fund is subject to the diversification requirements under Rule 2a-7 under the 1940 Act ("Rule 2a-7").

     6. SENIOR SECURITIES. The Neuberger Berman GOVERNMENT MONEY Fund may not issue senior securities, except as permitted under the 1940 Act.

     7. UNDERWRITING. The Neuberger Berman GOVERNMENT MONEY Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     8. SHORT SALES AND PUTS, CALLS, STRADDLES, OR SPREADS. The Neuberger Berman GOVERNMENT MONEY Fund may not effect short sales of securities or write or purchase any puts, calls, straddles, spreads, or any combination thereof.

     The following investment policies and limitations are fundamental and apply to the Neuberger Berman TAX-EXEMPT MONEY Fund:

     1. BORROWING. The Neuberger Berman TAX-EXEMPT MONEY Fund may not borrow money, except that each may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund's total assets, it will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

     2. COMMODITIES. The Neuberger Berman TAX-EXEMPT MONEY Fund may not purchase commodities or contracts thereon, but this restriction shall not prohibit them from purchasing the securities of issuers that own interests in any of the foregoing.

     3. INDUSTRY CONCENTRATION. The Neuberger Berman TAX-EXEMPT MONEY Fund may not invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to (i) U.S. Government and Agency Securities, (ii) investments by the Fund in CDs or banker's acceptances issued by domestic branches of U.S. banks, (iii) investments by the Fund in municipal securities.

     4. DIVERSIFICATION. The Neuberger Berman TAX-EXEMPT MONEY Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than U.S. Government and Agency Securities) or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (Although not a fundamental limitation, the Fund is subject to the diversification requirements under Rule 2a-7).

     5. LENDING. The Neuberger Berman TAX-EXEMPT MONEY Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE. The Neuberger Berman TAX-EXEMPT MONEY Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

     7. SENIOR SECURITIES. The Neuberger Berman TAX-EXEMPT MONEY Fund may issue senior securities, except as permitted under the 1940 Act.

     8. UNDERWRITING. The Neuberger Berman TAX-EXEMPT MONEY Fund may engage in the business of underwriting securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     The non-fundamental investment policies and limitations of the Neuberger Berman GOVERNMENT MONEY Fund are as follows:

     1. BORROWING AND SECURITIES LENDING. The Neuberger Berman GOVERNMENT Money Fund will not invest more than 33-1/3% of total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 33-1/3% limit. As an operating policy, the Fund does not currently intend to invest more than 20% of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit.

     2. ILLIQUID SECURITIES. The Neuberger Berman GOVERNMENT Money Fund may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     3. INVESTMENTS IN ANY ONE ISSUER. The Neuberger Berman GOVERNMENT Money Fund may not purchase the securities of any one issuer (other than U.S. Government and Agency Securities or securities subject to a guarantee issued by a non-controlled person as defined in Rule 2a-7) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer.

     4. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

     5. MARGIN TRANSACTIONS. The Neuberger Berman GOVERNMENT Money Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions.

     The non-fundamental investment policies and limitations of the Neuberger Berman TAX-EXEMPT MONEY Fund are as follows:

     1. GEOGRAPHIC CONCENTRATION. The Neuberger Berman TAX-EXEMPT MONEY Fund will not invest 25% or more of its total assets in securities issued by governmental units located in any one state, territory, or possession of the United States (but this limitation does not apply to project notes backed by the full faith and credit of the United States).

     2. ILLIQUID SECURITIES. The Neuberger Berman TAX-EXEMPT MONEY Fund may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

     3. BORROWING. The Neuberger Berman TAX-EXEMPT MONEY Fund does not intend to borrow, including any reverse repurchase agreements, an amount equal to more than 5% of its total assets, except for short-term credits to facilitate the clearance of redemptions.

     4. LENDING. Except for the purchase of debt securities, engaging in repurchase agreements and other customary uses, the Neuberger Berman TAX-EXEMPT MONEY Fund may not make any loans other than securities loans.

     5. MARGIN TRANSACTIONS. The Neuberger Berman TAX-EXEMPT MONEY Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions.

     SENIOR SECURITIES (BOTH FUNDS): The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Cash Management and Temporary Defensive Positions (Both Funds)
--------------------------------------------------------------

     For temporary defensive purposes, each of Neuberger Berman GOVERNMENT MONEY Fund and Neuberger Berman TAX-FREE MONEY Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper (except for Neuberger Berman GOVERNMENT MONEY Fund), other money market funds and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the income from which generally will be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations. These investments may produce taxable income and after-tax yields for Neuberger Berman TAX-EXEMPT MONEY Fund that are lower than the tax-equivalent yields available on municipal securities at the time.

     In reliance on an SEC exemptive rule, each of Neuberger Berman GOVERNMENT MONEY Fund and Neuberger Berman TAX-EXEMPT MONEY Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") ("sales charge"), or service fee, as defined in rule 2830(b)(9) of those rules, in connection with its purchase or redemption of the money market fund's or unregistered fund's shares, or the Funds' investment adviser must waive a sufficient amount of its advisory fee to offset any sales charge or service fee.

Borrowing (Both Funds)
----------------------

     If at any time borrowings exceed 33 1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation.

Additional Investment Information (Both Funds)
----------------------------------------------

     Each Fund may make the following investments, among others, some of which are part of the Funds' principal investment strategies and some of which are not. The principal risks of each Fund's principal investment strategies are discussed in the Prospectuses. A Fund will not necessarily buy all of the types of securities or use all of the investment techniques that are described.

U.S. GOVERNMENT AND AGENCY SECURITIES (BOTH FUNDS). "U.S. Government Securities" are obligations of the U.S. Treasury backed by the full faith and credit of the United States.

     "U.S. Government Agency Securities" are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae (also known as the Federal National Mortgage
Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (also known as SLM Corp. and formerly known as the Student Loan Marketing Association), the Federal Home Loan Banks ("FHLB"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the U.S. Treasury's discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a theoretical possibility of default. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

     U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

     Neuberger Berman GOVERNMENT MONEY Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of United States Treasury bills with comparable maturities.

     POLICIES AND LIMITATIONS. Neuberger Berman GOVERNMENT MONEY Fund normally invests all of its assets in U.S. Government and Agency Securities and repurchase agreements relating to such securities. Neuberger Berman GOVERNMENT MONEY Fund will not change this strategy without providing shareholders at least 60 days' advance notice.

     Neuberger Berman TAX-FREE MONEY Fund has specific limits or requirements relating to the amount of assets invested in U.S. Government and Agency Securities; however, the Fund must invest according to its investment objective and policies.

     ILLIQUID SECURITIES. Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by a Fund. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to it.

     POLICIES AND LIMITATIONS. The Funds may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities.

     REPURCHASE AGREEMENTS (BOTH FUNDS). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.

     The Funds may invest in repurchase agreements backed by non-traditional collateral. Non-traditional collateral may consist of corporate bonds, foreign sovereign debt, equity securities, and may be more volatile than traditional types of collateral.

     POLICIES AND LIMITATIONS. Repurchase agreements with a maturity or demand feature of more than seven days are considered to be illiquid securities; no Fund may enter into a repurchase agreement with a maturity or put feature of more than seven days if, as a result, more than 10% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price and (2) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

     Neuberger Berman GOVERNMENT MONEY Fund may only invest in repurchase agreements relating to U.S. Government and Agency Securities.

     SECURITIES LOANS (BOTH FUNDS). Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by the Manager, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. A Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Manager believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. Each Fund also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. Each Fund may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

     POLICIES AND LIMITATIONS. In order to realize income, each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by the Manager. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily. See the section entitled "Cash Management and Temporary Defensive Positions" for information on how the cash collateral may be invested. A Fund does not count the collateral for purposes of any investment policy or limitation that requires that Fund to invest specific percentages of its assets in accordance with its principal investment program.

     For Neuberger Berman GOVERNMENT MONEY Fund, investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 33-1/3% limitation. However, as an operating policy, the Fund does not currently intend to invest more than 20% of its total assets in securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit.

     RESTRICTED SECURITIES AND RULE 144A SECURITIES (BOTH FUNDS). A Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. The Manager, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

     POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 10% limit on investments in illiquid securities.

     COMMERCIAL PAPER (BOTH FUNDS). Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

     POLICIES AND LIMITATIONS. For Neuberger Berman TAX-EXEMPT Money Fund, to the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to each Fund's 10% limit on investments in illiquid securities. Each Fund may invest only in commercial paper receiving the highest rating from Standard & Poor's ("S&P") (A-1) or Moody's Investors Service, Inc. ("Moody's") (P-1), or deemed by the Manager to be of equivalent quality.

     REVERSE REPURCHASE AGREEMENTS (BOTH FUNDS). In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in a Fund's net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counter-parties to reverse repurchase agreements.

     A Fund's investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. A Fund generally will enter into a reverse repurchase agreement only if the Manager anticipates that the interest income from investment of the proceeds will be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In certain circumstances the proceeds from the reverse repurchase agreement may be invested for a longer period of time than the term of the agreement, such as where a Fund receives a large-scale redemption near 5:00 p.m., Eastern time, for Neuberger Berman GOVERNMENT MONEY Fund, and 3:00 p.m., Eastern time, for Neuberger Berman TAX-FREE MONEY Fund.

     POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of a Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

     Neuberger Berman GOVERNMENT MONEY Fund may invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation. However, as an operating policy, the Fund does not currently intend to invest more than 20% of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of the 20% limit.

     BANKING AND SAVINGS INSTITUTION SECURITIES (NEUBERGER BERMAN TAX-FREE MONEY
FUND). These include CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

     A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     FINANCIAL SERVICES OBLIGATIONS (NEUBERGER BERMAN TAX-FREE MONEY FUND). Obligations of issuers in the financial services industries include, but are not limited to, CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations and repurchase agreements on such obligations issued by domestic and foreign banks, savings institutions, consumer and industrial finance companies, issuers of asset-backed securities, securities brokerage companies and a variety of firms in the insurance field.

     CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

     VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES (BOTH FUNDS). Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

     Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet a Fund's quality standards. Accordingly, in purchasing these securities, each Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. A Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. A Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

     The Adjustable Rate Securities in which the Neuberger Berman TAX-FREE MONEY Fund invest are municipal obligations.

     POLICIES AND LIMITATIONS. Each Fund may invest in securities subject to demand features or guarantees as permitted by Rule 2a-7.

     For purposes of determining its dollar-weighted average maturity, each Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7. In calculating its dollar-weighted average maturity and duration, each Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, the Manager considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

DESCRIPTION OF MUNICIPAL OBLIGATIONS (NEUBERGER BERMAN TAX-FREE MONEY FUND).
----------------------------------------------------------------------------

     Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer's bond counsel at the time the obligations are issued.

     Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include private activity bonds ("PABs"), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority. "Anticipation notes" are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

     The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).

     The Fund may purchase municipal securities that are secured by insurance or bank credit agreements. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have moved the rating agencies to re-evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into question the insurers' continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security, if rated, will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may become worthless. The insurance feature of a municipal security guarantees the full and timely payment of principal and interest through the life of an insured obligation. The insurance, however, does not guarantee the market value of the insured obligation or the net asset value of the Fund shares represented by such insured obligation.

     As with other fixed income securities, an increase in interest rates generally will reduce the value of a Fund's investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

     Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

     Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the "Rule"). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC's intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

     The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.

     From time to time, federal legislation has affected the availability of municipal obligations for investment by a mutual fund. There can be no assurance that legislation adversely affecting the tax-exempt status of municipal obligations will not be enacted in the future. In that event, the Fund would reevaluate its investment objective, policies, and limitations. The Internal Revenue Service ("Service") occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest the Fund earned was taxable, that interest could be deemed taxable retroactive to the time the Fund purchased the relevant security.

     Listed below are different types of municipal obligations:

     GENERAL OBLIGATION BONDS. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

     REVENUE BONDS. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities,
(5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral obligation" of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

     Most PABs are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

     RESOURCE RECOVERY BONDS. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

     MUNICIPAL LEASE OBLIGATIONS. These obligations, which may take the form of a lease, an installment purchase or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. The Fund will usually invest in municipal lease obligations through certificates of participation ("COPs"), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality's credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a "non-appropriation" clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to the Fund.

     MUNICIPAL NOTES. Municipal notes include the following:

     1. PROJECT NOTES are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development ("HUD"). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

     2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.

     3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.

     4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

     5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae or Ginnie Mae.

     6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     7. PRE-REFUNDED AND "ESCROWED" MUNICIPAL BONDS are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). The Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

     TENDER OPTION BONDS. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond's rating falls below investment grade.

     YIELD AND PRICE CHARACTERISTICS OF MUNICIPAL OBLIGATIONS. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

     Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of the Fund's investments, whereas a decline in interest rates generally will increase that value. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Fund invests (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

     POLICIES AND LIMITATIONS. As a fundamental policy, Neuberger Berman TAX-FREE MONEY Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities the interest income on which is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item"). Except as otherwise provided in the Prospectus for the Fund and this SAI, the Fund's investment portfolio may consist of any combination of the types of municipal obligations described in the Prospectus or in this SAI. The proportions in which the Fund invests in various types of municipal obligations will vary from time to time.

     PURCHASES WITH A STANDBY COMMITMENT TO REPURCHASE (NEUBERGER BERMAN TAX-FREE MONEY FUND). When the Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed-upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable "put" option held by a Fund that terminates if the Fund sells the obligations to a third party.

     The Fund may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. A Fund's ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, a Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

     Although the Fund currently does not intend to invest in standby commitments, it reserves the right to do so. By enabling the Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

     Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by the Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Fund's investment portfolio.

     POLICIES AND LIMITATIONS. The Fund will not invest in a standby commitment unless it receives an opinion of counsel or a ruling of the Service that the interest the Fund will earn on the municipal obligations subject to the standby commitment will be exempt from federal income tax.

     The Fund will not acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; the Fund will do so only to facilitate portfolio liquidity.

     PARTICIPATION INTERESTS (NEUBERGER BERMAN TAX-FREE MONEY FUND). The Fund may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Manager to be creditworthy. The Fund has the right to sell the participation interest back to the bank, usually after seven days' notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although the Fund currently does not intend to acquire participation interests, each reserves the right to do so in the future.

     POLICIES AND LIMITATIONS. The Fund will not purchase a participation interest unless it receives an opinion of counsel or a ruling of the Service that the interest the Fund will earn on the municipal obligations in which it holds the participation interest will be exempt from federal income tax.

     MONEY MARKET FUNDS (BOTH FUNDS). Each Fund may invest in the shares of money market funds that are consistent with its investment objective and policies. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause a Fund to bear proportionately the costs incurred by the other investment companies' operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

     POLICIES AND LIMITATIONS. For cash management purposes, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7, whether or not advised by NB Management or an affiliate, under specified conditions. See "Cash Management and Temporary Defensive Positions."

     Otherwise, a Fund's investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate.

     MORTGAGE-BACKED SECURITIES (NEUBERGER BERMAN GOVERNMENT MONEY FUND). Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. The Fund may invest in U.S. Government agency mortgage-backed securities only if they are backed by the full faith and credit of the United States.

     Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

     Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that Lehman Brothers Asset Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

     Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

     Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities.

     POLICIES AND LIMITATIONS. The Fund may not purchase mortgage-backed securities that, in Lehman Brothers Asset Management's opinion, are illiquid if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities. The Fund may invest in U.S. Government agency mortgage-backed securities only if they are backed by the full faith and credit of the United States.

     U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES (NEUBERGER BERMAN TAX-FREE MONEY FUND). These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

     POLICIES AND LIMITATIONS. These investments are subject to the Fund's quality, maturity, and duration standards. The Fund may not invest in foreign debt securities except for domestic municipal instruments backed by letters of credit or other forms of credit enhancement issued by foreign banks which have a branch, agency or subsidiary in the United States.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS (BOTH FUNDS). These transactions involve a commitment by each Fund to purchase securities that will be issued at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

     When-issued and delayed delivery transactions enable a Fund to "lock in" what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued and delayed-delivery transactions are subject to the risk that a counter-party may fail to complete the sale of the security. If this occurs, a Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, each Fund will enter into transactions with established counter-parties and the Manager will monitor the creditworthiness of such counter-parties.

     The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because a Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund's interests. The purchase of securities on a when-issued basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date.

     When-issued and delayed-delivery transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase obligations.

     POLICIES AND LIMITATIONS. A Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

     When a Fund purchases securities on a when-issued or delayed delivery basis, the Fund will, until payment is made, deposit in a segregated account with its custodian, or designate on its records as segregated, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases.

     The Neuberger Berman TAX-FREE MONEY Fund may not invest more than 10% of its total assets in when-issued securities.

     LEVERAGE (BOTH FUNDS). A Fund may make investments while borrowings are outstanding and may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in a Fund's NAV. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to that Fund's shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions and when-issued and delayed delivery transactions may create leverage.

     POLICIES AND LIMITATIONS. Each Fund may borrow money from banks for temporary or emergency purposes or enter into reverse repurchase agreements for any purpose, as long as such borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     Neuberger Berman GOVERNMENT MONEY Fund, as an operating policy, will not invest more than 20% of its total assets in reverse repurchase agreements and securities lending transactions in the aggregate. The Fund may borrow up to 5% of its total assets for temporary purposes e.g., for the purpose of settling purchase and sale transactions; these temporary borrowings are not subject to the 33 1/3% limitation.

     ZERO COUPON SECURITIES. Each Fund may invest in zero coupon securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a significant discount from their face amount or par value.

This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

     Zero coupon securities are redeemed at face value when they mature. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into account for tax purposes ratably by each Fund prior to the receipt of any actual payments.

     Because each Fund must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon securities) each year for federal income tax purposes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information - Taxation of the Funds."

     The market prices of zero coupon securities generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

     RISKS OF FIXED INCOME SECURITIES (BOTH FUNDS). Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk").

     Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

     CALL RISK. Some debt securities in which a Fund may invest are also subject to the risk that the issuer might repay them early ("call risk"). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, a Fund holding a callable security may not enjoy the increase in the security's market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

     RATINGS OF FIXED INCOME SECURITIES. Each Fund may purchase securities rated by S&P, Moody's, Fitch, Inc. or any other nationally recognized statistical rating organization ("NRSRO") (please see the Prospectuses for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds mainly refer to ratings assigned by S&P, Moody's, and Fitch, Inc., which are described in Appendix A. Each Fund may also invest in unrated securities that are deemed comparable in quality by the Manager to the rated securities in which the Fund may permissibly invest.

     HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P, Moody's or Fitch, Inc., in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S.

Government and Agency Securities, have been determined by the Manager to be of comparable quality.

     For Neuberger Berman TAX-FREE MONEY Fund, if two or more NRSROs have rated a security, at least two of them must rate it as high quality if the security is to be eligible for purchase by the Fund.

     RATINGS DOWNGRADES. Subsequent to its purchase by a Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, the Manager will consider the need to dispose of such securities in accordance with the requirements of Rule 2a-7.

     DURATION (Neuberger Berman GOVERNMENT MONEY Fund). Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration, the Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influences of interest rates on prepayments and coupon flow.

     MATURITY (Neuberger Berman TAX-FREE MONEY Fund). "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

     The Fund has a policy of investing in instruments with maturities of 397 days or less. For purposes of complying with this policy, the Fund will determine the maturity of an instrument in accordance with the requirements of Rule 2a-7. Rule 2a-7 permits the Fund to shorten the maturity of a particular instrument in circumstances in which the instrument is subject to certain types of demand features or interest-rate-reset provisions. Rule 2a-7 also requires the Fund to maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Fund has a stricter standard for maturity and seeks to maintain a dollar-weighted average portfolio maturity of no more than 60 days.

     TERRORISM RISKS (BOTH FUNDS). Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund's operations.

                           CERTAIN RISK CONSIDERATIONS

     Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.

     Neuberger Berman TAX-FREE MONEY Fund's ability to achieve its investment objective is dependent on the continuing ability of the issuers of municipal obligations in which the Fund invests (and, in certain circumstances, of banks issuing letters of credit or insurers issuing insurance backing those obligations) to pay interest and principal when due.

                             PERFORMANCE INFORMATION

     Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of each Fund will vary.

     Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

                              TRUSTEES AND OFFICERS

     The following tables set forth information concerning the Fund Trustees and Officers of the Trust. All persons named as Fund Trustees and Officers of the Trust also serve in similar capacities for other funds administered or managed by NB Management and Lehman Brothers Asset Management.

Information about the Board of Trustees
---------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                             Number of Funds
                                                                             ---------------
Name, (Year of           Position and                                        in Fund Complex     Other Directorships
--------------           ------------                                        ---------------     -------------------
Birth), and Address     Length of Time                                         Overseen by        Held Outside Fund
-------------------     --------------                                         -----------        -----------------
(1)                        Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)  Complex by Fund Trustee
---                        ----------        ---------------------------     ----------------  -----------------------
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
-------------------------------------------------------------------------------------------------------------------
John Cannon (1930)       Trustee since    Consultant; formerly, Chairman,           61         Independent Trustee
                              1994        CDC Investment Advisers                              or Director of three
                                          (registered investment adviser),                     series of
                                          1993 to January 1999; formerly,                      Oppenheimer Funds:
                                          President and Chief Executive                        Oppenheimer Limited
                                          Officer, AMA Investment                              Term New York
                                          Advisors, an affiliate of the                        Municipal Fund,
                                          American Medical Association.                        Rochester Fund
                                                                                               Municipals, and
                                                                                               Oppenheimer
                                                                                               Convertible
                                                                                               Securities Fund
                                                                                               since 1992.
-------------------------------------------------------------------------------------------------------------------

                                                        24

-------------------------------------------------------------------------------------------------------------------
                                                                             Number of Funds
                                                                             ---------------
Name, (Year of           Position and                                        in Fund Complex   Other Directorships
--------------           ------------                                        ---------------   -------------------
Birth), and Address     Length of Time                                         Overseen by      Held Outside Fund
-------------------     --------------                                         -----------      -----------------
(1)                        Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)  Complex by Fund Trustee
---                        ----------        ---------------------------     ----------------  -----------------------
-------------------------------------------------------------------------------------------------------------------
Faith Colish (1935)      Trustee since    Counsel, Carter Ledyard &                 61         Formerly, Director
                              2000        Milburn LLP (law firm) since                         (1997 to 2003) and
                                          October 2002; formerly,                              Advisory Director
                                          Attorney-at-Law and President,                       (2003 to 2006), ABA
                                          Faith Colish, A Professional                         Retirement Funds
                                          Corporation, 1980 to 2002.                           (formerly, American
                                                                                               Bar Retirement
                                                                                               Association)
                                                                                               (not-for-profit
                                                                                               membership
                                                                                               corporation).
-------------------------------------------------------------------------------------------------------------------
Martha C. Goss (1949)    Trustee since    President, Woodhill Enterprises           61         Director, Ocwen
                              2007        Inc./Chase Hollow Associates LLC                     Financial
                                          (personal investment vehicle),                       Corporation
                                          since 2006; Chief Operating and                      (mortgage
                                          Financial Officer, Hopewell                          servicing), since
                                          Holdings LLC/ Amwell Holdings,                       2005; Director,
                                          LLC (a holding company for a                         American Water
                                          healthcare reinsurance company                       (water utility),
                                          start-up), since 2003; formerly,                     since 2003;
                                          Consultant, Resources Connection                     Director, Channel
                                          (temporary staffing), 2002 to                        Reinsurance
                                          2006.                                                (financial guaranty
                                                                                               reinsurance), since
                                                                                               2006; Advisory Board
                                                                                               Member, Attensity
                                                                                               (software
                                                                                               developer), since
                                                                                               2005; Director,
                                                                                               Allianz Life of New
                                                                                               York (insurance),
                                                                                               since 2005;
                                                                                               Director, Financial
                                                                                               Women's Association
                                                                                               of New York (not for
                                                                                               profit association),
                                                                                               since 2003; Trustee
                                                                                               Emerita, Brown
                                                                                               University, since
                                                                                               1998.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                             Number of Funds
                                                                             ---------------
Name, (Year of           Position and                                        in Fund Complex   Other Directorships
--------------           ------------                                        ---------------   -------------------
Birth), and Address     Length of Time                                         Overseen by      Held Outside Fund
-------------------     --------------                                         -----------      -----------------
(1)                        Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)  Complex by Fund Trustee
---                        ----------        ---------------------------     ----------------  -----------------------
-------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (1937)    Trustee since    President, C.A. Harvey                    61         Formerly, President,
                              2000        Associates, since October 2001;                      Board of Associates
                                          formerly, Director, AARP, 1978                       to The National
                                          to December 2001.                                    Rehabilitation
                                                                                               Hospital's Board of
                                                                                               Directors, 2001 to
                                                                                               2002; formerly,
                                                                                               Member, Individual
                                                                                               Investors Advisory
                                                                                               Committee to the New
                                                                                               York Stock Exchange
                                                                                               Board of Directors,
                                                                                               1998 to June 2002.
-------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh         Trustee since    Marcus Nadler Professor Emeritus          61         Formerly, Director,
(1927)                        1993        of Finance and Economics, New                        The Caring Community
                                          York University Stern School of                      (not-for-profit),
                                          Business; formerly, Executive                        1997 to 2006;
                                          Secretary-Treasurer, American                        formerly, Director,
                                          Finance Association, 1961 to                         DEL Laboratories,
                                          1979.                                                Inc. (cosmetics and
                                                                                               pharmaceuticals),
                                                                                               1978 to 2004;
                                                                                               formerly, Director,
                                                                                               Apple Bank for
                                                                                               Savings, 1979 to
                                                                                               1990; formerly,
                                                                                               Director, Western
                                                                                               Pacific Industries,
                                                                                               Inc., 1972 to 1986
                                                                                               (public company).
-------------------------------------------------------------------------------------------------------------------
Michael M. Knetter       Trustee since    Dean, School of Business,                 61         Trustee,
(1960)                        2007        University of Wisconsin -                            Northwestern Mutual
                                          Madison; formerly, Professor of                      Series Fund, Inc.,
                                          International Economics and                          since February 2007;
                                          Associate Dean, Amos Tuck School                     Director, Wausau
                                          of Business - Dartmouth College,                     Paper, since 2005;
                                          1998 to 2002.                                        Director, Great Wolf
                                                                                               Resorts, since 2004.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                             Number of Funds
                                                                             ---------------
Name, (Year of           Position and                                        in Fund Complex   Other Directorships
--------------           ------------                                        ---------------   -------------------
Birth), and Address     Length of Time                                         Overseen by      Held Outside Fund
-------------------     --------------                                         -----------      -----------------
(1)                        Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)  Complex by Fund Trustee
---                        ----------        ---------------------------     ----------------  -----------------------
-------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf         Trustee since    Retired; formerly, Vice                   61         Director,
(1937)                        2000        President and General Counsel,                       Webfinancial
                                          WHX Corporation (holding                             Corporation (holding
                                          company), 1993 to 2001.                              company), since
                                                                                               December 2002;
                                                                                               formerly, Director
                                                                                               WHX Corporation
                                                                                               (holding company),
                                                                                               January 2002 to June
                                                                                               2005; formerly,
                                                                                               Director, State
                                                                                               Theatre of New
                                                                                               Jersey
                                                                                               (not-for-profit
                                                                                               theater), 2000 to
                                                                                               2005.
-------------------------------------------------------------------------------------------------------------------
George W. Morriss        Trustee since    Formerly, Executive Vice                  61         Manager, Old Mutual
(1947)                        2007        President and Chief Financial                        2100 fund complex
                                          Officer, People's Bank (a                            (consisting of six
                                          financial services company),                         funds) since October
                                          1991 to 2001.                                        2006 for four funds
                                                                                               and since February
                                                                                               2007 for two funds.
-------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien        Trustee since    Formerly, Member, Investment              61         Formerly, Director,
(1928)                        2000        Policy Committee, Edward Jones,                      Legg Mason, Inc.
                                          1993 to 2001; President,                             (financial services
                                          Securities Industry Association                      holding company),
                                          ("SIA") (securities industry's                       1993 to July 2008;
                                          representative in government                         formerly, Director,
                                          relations and regulatory matters                     Boston Financial
                                          at the federal and state                             Group (real estate
                                          levels),  1974 to 1992; Adviser                      and tax shelters),
                                          to SIA, November 1992 to                             1993 to 1999.
                                          November 1993.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                             Number of Funds
                                                                             ---------------
Name, (Year of           Position and                                        in Fund Complex   Other Directorships
--------------           ------------                                        ---------------   -------------------
Birth), and Address     Length of Time                                         Overseen by      Held Outside Fund
-------------------     --------------                                         -----------      -----------------
(1)                        Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)  Complex by Fund Trustee
---                        ----------        ---------------------------     ----------------  -----------------------
-------------------------------------------------------------------------------------------------------------------
William E. Rulon         Trustee since    Retired; formerly, Senior Vice            61         Formerly, Director,
(1932)                        1993        President, Foodmaker, Inc.                           Pro-Kids Golf and
                                          (operator and franchiser of                          Learning Academy
                                          restaurants), until January 1997.                    (teach golf and
                                                                                               computer usage to
                                                                                               "at risk" children),
                                                                                               1998 to 2006;
                                                                                               formerly, Director,
                                                                                               Prandium, Inc.
                                                                                               (restaurants), March
                                                                                               2001 to  July 2002.
-------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan        Trustee since    Founding General Partner, Oxford          61         None.
(1931)                        2000        Partners and Oxford Bioscience
                                          Partners (venture capital
                                          investing) and President, Oxford
                                          Venture Corporation, since 1981.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                             Number of Funds
                                                                             ---------------
Name, (Year of           Position and                                        in Fund Complex   Other Directorships
--------------           ------------                                        ---------------   -------------------
Birth), and Address     Length of Time                                         Overseen by      Held Outside Fund
-------------------     --------------                                         -----------      -----------------
(1)                        Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)  Complex by Fund Trustee
---                        ----------        ---------------------------     ----------------  -----------------------
-------------------------------------------------------------------------------------------------------------------
Tom D. Seip (1950)       Trustee since    General Partner, Seip                     61         Director, H&R Block,
                           2000; Lead     Investments LP (a private                            Inc. (financial
                          Independent     investment partnership);                             services company),
                            Trustee       formerly, President and CEO,                         since May 2001;
                         beginning 2006   Westaff, Inc. (temporary                             Chairman,
                                          staffing), May 2001 to January                       Compensation
                                          2002; formerly, Senior Executive                     Committee, H&R
                                          at the Charles Schwab                                Block, Inc., since
                                          Corporation, 1983 to 1998,                           2006; Director,
                                          including Chief Executive                            America One
                                          Officer, Charles Schwab                              Foundation, since
                                          Investment Management, Inc., and                     1998; formerly,
                                          Trustee, Schwab Family of Funds                      Chairman, Governance
                                          and Schwab Investments, 1997 to                      and Nominating
                                          1998, and Executive Vice                             Committee, H&R
                                          President-Retail Brokerage,                          Block, Inc., 2004 to
                                          Charles Schwab & Co., Inc., 1994                     2006; formerly,
                                          to 1997.                                             Director, Forward
                                                                                               Management, Inc.
                                                                                               (asset management
                                                                                               company), 1999 to
                                                                                               2006; formerly.
                                                                                               Director, E-Bay
                                                                                               Zoological Society,
                                                                                               1999 to 2003;
                                                                                               formerly, Director,
                                                                                               General Magic (voice
                                                                                               recognition
                                                                                               software), 2001 to
                                                                                               2002; formerly,
                                                                                               Director, E-Finance
                                                                                               Corporation (credit
                                                                                               decisioning
                                                                                               services), 1999 to
                                                                                               2003; formerly,
                                                                                               Director,
                                                                                               Save-Daily.com
                                                                                               (micro investing
                                                                                               services), 1999 to
                                                                                               2003.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                             Number of Funds
                                                                             ---------------
Name, (Year of           Position and                                        in Fund Complex   Other Directorships
--------------           ------------                                        ---------------   -------------------
Birth), and Address     Length of Time                                         Overseen by      Held Outside Fund
-------------------     --------------                                         -----------      -----------------
(1)                        Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)  Complex by Fund Trustee
---                        ----------        ---------------------------     ----------------  -----------------------
-------------------------------------------------------------------------------------------------------------------
Candace L. Straight      Trustee since    Private investor and consultant           61         Director, Montpelier
(1947)                        1993        specializing in the insurance                        Re (reinsurance
                                          industry; formerly, Advisory                         company), since
                                          Director, Securitas Capital LLC                      2006; Director,
                                          (a global private equity                             National Atlantic
                                          investment firm dedicated to                         Holdings Corporation
                                          making investments in the                            (property and
                                          insurance sector), 1998 to                           casualty insurance
                                          December 2003.                                       company), since
                                                                                               2004; Director, The
                                                                                               Proformance
                                                                                               Insurance Company
                                                                                               (property and
                                                                                               casualty insurance
                                                                                               company), since
                                                                                               March 2004;
                                                                                               formerly, Director,
                                                                                               Providence
                                                                                               Washington Insurance
                                                                                               Company (property
                                                                                               and casualty
                                                                                               insurance company),
                                                                                               December 1998 to
                                                                                               March 2006;
                                                                                               formerly, Director,
                                                                                               Summit Global
                                                                                               Partners (insurance
                                                                                               brokerage firm),
                                                                                               2000 to 2005.
-------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (1944)    Trustee since    Retired; formerly, Regional               61         None.
                              2000        Manager for Mid-Southern Region,
                                          Ford Motor Credit Company,
                                          September 1997 to 2007;
                                          formerly, President, Ford Life
                                          Insurance Company, April 1995 to
                                          August 1997.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                             Number of Funds
                                                                             ---------------
Name, (Year of           Position and                                        in Fund Complex   Other Directorships
--------------           ------------                                        ---------------   -------------------
Birth), and Address     Length of Time                                         Overseen by      Held Outside Fund
-------------------     --------------                                         -----------      -----------------
(1)                        Served (2)        Principal Occupation(s) (3)     Fund Trustee (4)  Complex by Fund Trustee
---                        ----------        ---------------------------     ----------------  -----------------------
-------------------------------------------------------------------------------------------------------------------
                                       FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
-------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (1940)   Trustee since    Formerly, Executive Vice                  61         Director, Dale
                              2002;       President and Chief Investment                       Carnegie and
                         President from   Officer, Neuberger Berman                            Associates, Inc.
                          2004 to 2008    Holdings, LLC (holding company),                     (private company),
                                          2002 to August 2008 and 2003 to                      since 1998;
                                          August 2008, respectively;                           Director, Solbright,
                                          formerly, Managing Director and                      Inc. (private
                                          Chief Investment Officer,                            company), since 1998.
                                          Neuberger Berman, December 2005 to
                                          August 2008 and 2003 to August
                                          2008, respectively; formerly,
                                          Executive Vice President,
                                          Neuberger Berman, December 2002 to
                                          2005; formerly, Director and
                                          Chairman, Management, December
                                          2002 to August 2008; formerly,
                                          Executive Vice President,
                                          Citigroup Investments, Inc.,
                                          September 1995 to February 2002;
                                          formerly, Executive Vice
                                          President, Citigroup Inc.,
                                          September 1995 to February 2002.
-------------------------------------------------------------------------------------------------------------------
Peter E. Sundman*       Chairman of the   Executive Vice President,                 61         Director and Vice
(1959)                     Board and      Neuberger Berman Holdings LLC                        President,
                         Trustee since    (holding company), since 1999;                       Neuberger & Berman
                          2000, Chief     Head of Neuberger Berman                             Agency, Inc., since
                           Executive      Holdings LLC's Mutual Funds                          2000; formerly,
                         Officer since    Business (since 1999) and                            Director, Neuberger
                        1999; President   Institutional Business (1999 to                      Berman Holdings LLC
                          from 1999 to    October 2005); responsible for                       (holding company),
                         2000 and since   Managed Accounts Business and                        October 1999 to
                              2008        intermediary distribution since                      March 2003; Trustee,
                                          October 1999; President and                          Frost Valley YMCA;
                                          Director, Management since 1999;                     Trustee, College of
                                          Managing Director, Neuberger Berman                  Wooster.
                                          since 2005; formerly, Executive
                                          Vice President, Neuberger Berman,
                                          1999 to December 2005; formerly,
                                          Principal, Neuberger Berman, 1997
                                          to 1999; formerly, Senior Vice
                                          President, Management, 1996 to
                                          1999.
-------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are, or were, officers and/or directors of Management. Mr. Sundman is also an officer and/or directors of Lehman Brothers Asset Management.

Information about the Officers of the Trust
-------------------------------------------
Name, (Year of Birth), and Address (1)        Position and Length of                   Principal Occupation(s) (3)
--------------------------------------            Time Served (2)                      ---------------------------
                                                  ---------------
Andrew B. Allard (1961)                   Anti-Money Laundering Compliance    Senior Vice President, Neuberger Berman, since
                                                 Officer since 2002           2006; Deputy General Counsel, Neuberger Berman,
                                                                              since 2004; formerly, Vice President,
                                                                              Neuberger Berman, 2000 to 2005; formerly, Associate
                                                                              General Counsel, Neuberger Berman, 1999 to 2004;
                                                                              Anti-Money Laundering Compliance Officer,
                                                                              fifteen registered investment companies for
                                                                              which Management acts as investment manager
                                                                              and administrator (six since 2002, two since
                                                                              2003, four since 2004, one since 2005 and
                                                                              two since 2006).

Michael J. Bradler (1970)                  Assistant Treasurer since 2005     Vice President, Neuberger Berman, since 2006;
                                                                              Employee, Management, since 1997; Assistant
                                                                              Treasurer, fifteen registered investment
                                                                              companies for which Management acts as
                                                                              investment manager and administrator
                                                                              (thirteen since 2005 and two since 2006).

                                                            32

Name, (Year of Birth), and Address (1)        Position and Length of                   Principal Occupation(s) (3)
--------------------------------------            Time Served (2)                      ---------------------------
                                                  ---------------
Claudia A. Brandon (1956)                       Secretary since 1985          Senior Vice President, Neuberger Berman, since
                                                                              2007; Vice President-Mutual Fund Board
                                                                              Relations, Management, since 2000 and
                                                                              Assistant Secretary since 2004; formerly,
                                                                              Vice President, Neuberger Berman, 2002 to 2006 and
                                                                              Employee since 1999; Secretary, fifteen
                                                                              registered investment companies for which
                                                                              Management acts as investment manager and
                                                                              administrator (three since 1985, three since
                                                                              2002, two since 2003, four since 2004, one
                                                                              since 2005 and two since 2006).

Robert Conti (1956)                        Executive Vice President since     Managing Director, Neuberger Berman, since 2007;
                                        2008; prior thereto, Vice President   formerly, Senior Vice President, Neuberger Berman,
                                                     since 2000               2003 to 2006; formerly, Vice President,
                                                                              Neuberger Berman, 1999 to 2003; Senior Vice
                                                                              President, Management, since 2000; Vice
                                                                              President, fifteen registered investment
                                                                              companies for which Management acts as
                                                                              investment manager and administrator (three
                                                                              since 2000, three since 2002, two since
                                                                              2003, four since 2004, one since 2005 and
                                                                              two since 2006).

Maxine L. Gerson (1950)                 Chief Legal Officer since 2005        Senior Vice President, Neuberger Berman, since
                                        (only for purposes of sections 307    2002; Deputy General Counsel and Assistant
                                        and 406 of the Sarbanes-Oxley Act     Secretary, Neuberger Berman, since 2001; Senior
                                        of 2002)                              Vice President, Management, since 2006;
                                                                              Secretary and General Counsel, Management,
                                                                              since 2004; Chief Legal Officer (only for
                                                                              purposes of sections 307 and 406 of the
                                                                              Sarbanes-Oxley Act of 2002), fifteen
                                                                              registered investment companies for which
                                                                              Management acts as investment manager and
                                                                              administrator (thirteen since 2005 and two
                                                                              since 2006).

Sheila R. James (1965)                     Assistant Secretary since 2002     Vice President, Neuberger Berman, since 2008 and
                                                                              Employee since 1999; formerly, Assistant
                                                                              Vice President, Neuberger Berman, 2007; Assistant
                                                                              Secretary, fifteen registered investment
                                                                              companies for which Management acts as
                                                                              investment manager and administrator (six
                                                                              since 2002, two since 2003, four since 2004,
                                                                              one since 2005 and two since 2006).

Name, (Year of Birth), and Address (1)        Position and Length of                   Principal Occupation(s) (3)
--------------------------------------            Time Served (2)                      ---------------------------
                                                  ---------------
Kevin Lyons (1955)                         Assistant Secretary since 2003     Assistant Vice President, Neuberger Berman, since
                                                                              2008 and Employee since 1999; Assistant
                                                                              Secretary, fifteen registered investment
                                                                              companies for which Management acts as
                                                                              investment manager and administrator (eight
                                                                              since 2003, four since 2004, one since 2005
                                                                              and two since 2006).

John M. McGovern (1970)                  Treasurer and Principal Financial    Senior Vice President, Neuberger Berman, since
                                         and Accounting Officer since 2005;   2007; formerly, Vice President, Neuberger Berman,
                                         prior thereto, Assistant Treasurer   2004 to 2006; Employee, Management, since
                                                     since 2002               1993; Treasurer and Principal Financial and
                                                                              Accounting Officer, fifteen registered
                                                                              investment companies for which Management
                                                                              acts as investment manager and administrator
                                                                              (thirteen since 2005 and two since 2006);
                                                                              formerly, Assistant Treasurer, fourteen
                                                                              registered investment companies for which
                                                                              Management acts as investment manager and
                                                                              administrator, 2002 to 2005.

Joseph S. Quirk (1968)                       Vice President since 2008        Senior Vice President, Neuberger Berman, since
                                                                              2007 and Employee since 1991; formerly, Vice
                                                                              President, Neuberger Berman, 1999 to
                                                                              2006; formerly, Assistant Vice President, Neuberger
                                                                              Berman, 1996 to 1999; Vice President,
                                                                              fifteen registered investment companies for
                                                                              which Management acts as investment
                                                                              manager and administrator (fifteen since
                                                                              2008).

Frank Rosato (1971)                        Assistant Treasurer since 2005     Vice President, Neuberger Berman, since 2006;
                                                                              Employee, Management, since 1995; Assistant
                                                                              Treasurer, fifteen registered investment
                                                                              companies for which Management acts as
                                                                              investment manager and administrator
                                                                              (thirteen since 2005 and two since 2006).

Name, (Year of Birth), and Address (1)        Position and Length of                   Principal Occupation(s) (3)
--------------------------------------            Time Served (2)                      ---------------------------
                                                  ---------------
Chamaine Williams (1971)                Chief Compliance Officer since 2005   Senior Vice President, Neuberger Berman, since
                                                                              2007; Chief Compliance Officer, Management,
                                                                              since 2006; Senior Vice President, Lehman
                                                                              Brothers Inc., since 2007; formerly, Vice
                                                                              President, Lehman Brothers Inc., 2003 to
                                                                              2006; Chief Compliance Officer, fifteen
                                                                              registered investment companies for which
                                                                              Management acts as investment manager and
                                                                              administrator (fourteen since 2005 and one
                                                                              since 2006); formerly, Chief Compliance
                                                                              Officer, Lehman Brothers Asset Management
                                                                              Inc., 2003 to 2007; formerly, Chief
                                                                              Compliance Officer, Lehman Brothers
                                                                              Alternative Investment Management LLC, 2003
                                                                              to 2007; formerly, Vice President, UBS
                                                                              Global Asset Management (US) Inc. (formerly,
                                                                              Mitchell Hutchins Asset Management, a
                                                                              wholly-owned subsidiary of PaineWebber
                                                                              Inc.), 1997 to 2003.
____________________

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant  to the  By-Laws of the Trust,  each  officer  elected by the  Fund Trustees  shall hold  office  until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation.
     Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees
---------------------

     The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

     AUDIT COMMITTEE. The Audit Committee's purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firms; and (e) to act as a liaison between the Funds' independent registered public accounting firms and the full Board. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the period from March 31, 2007 to October 31, 2007 the Committee met four times, and during the fiscal period ended March 31, 2008, the Committee met seven times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward
I. O'Brien. All members are Independent Fund Trustees. . During the period from March 31, 2007 to October 31, 2007 the Committee met twice, and during the fiscal period ended March 31, 2008, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NB Management, Neuberger Berman and Lehman Brothers Asset Management.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the period from March 31, 2007 to October 31, 2007 the Committee met twice, and during the fiscal period ended ended March 31, 2008, the Committee met twice.

     EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the period from March 31, 2007 to October 31, 2007 the Committee met three times, and during the fiscal period ended March 31, 2008, the Committee met six times.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Lehman Brothers Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the period from March 31, 2007 to October 31, 2007 the Committee did not meet, and during the fiscal period ended March 31, 2008, the Committee met once.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available;
(d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish, George W. Morriss Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the period from March 31, 2007 to October 31, 2007 the Committee met three times, and during the fiscal period ended March 31, 2008, the Committee met eight times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the period from March 31, 2007 to October 31, 2007 the Committee met once, and during the fiscal period ended March 31, 2008, the Committee met three times.

     The Trust's Trust Instrument provides that each trust will indemnify its Trustees and Officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such Officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

     Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from that trust. Prior to January 1, 2008, for serving as a trustee of the fund family, each Independent Fund Trustee received an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees determined whether a fee was warranted, provided, however, that no fee was normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee received $5,000 per year and each member of the Audit Committee, including the Chair, received $1,000 for each Audit
Committee meeting he or she attended in-person or by telephone. No additional compensation was provided for service on any other Board committee. The Lead Independent Trustee received an additional $20,000 per year.

     Effective January 1, 2008, the compensation of each Independent Fund Trustee was restructured. For serving as a trustee of the funds in the fund family, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Lead Independent Trustee receives an additional $35,000 per year.

     The funds in the fund family reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

     The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

                                             TABLE OF COMPENSATION
                                           FOR 04/01/07 TO 03/31/08
                                           ------------------------
                                                                                  Total Compensation for Fund
                                                    Aggregate                    Trustees from Investment
                                                   Compensation                      Companies in the
Name and Position with the Trust                  from the Trust                       Fund Complex
--------------------------------                  --------------                       ------------
INDEPENDENT FUND TRUSTEES

John Cannon                                           $7,181                             $119,082
Trustee

Faith Colish                                          $7,181                             $119,082
Trustee

Martha C. Goss*                                       $6,678                             $110,670
Trustee

C. Anne Harvey                                        $7,181                             $119,082
Trustee

Robert A. Kavesh                                      $7,026                             $116,582
Trustee

Michael M. Knetter                                    $7,026                             $116,582
Trustee

Howard A. Mileaf                                      $7,314                             $121,530
Trustee

George W. Morriss                                     $7,468                             $124,030
Trustee

Edward I. O'Brien                                     $7,026                             $116,582
Trustee

William E. Rulon                                      $7,026                             $116,582
Trustee

Cornelius T. Ryan                                     $7,634                             $126,736
Trustee

Tom D. Seip                                           $8,736                             $145,105
Trustee

Candace L. Straight                                   $7,181                             $119,082
Trustee

Peter P. Trapp                                        $7,623                             $126,530
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
Jack L. Rivkin                                            $0                                   $0
President and Trustee

Peter E. Sundman                                          $0                                   $0
Chairman of the Board, Chief Executive
Officer and Trustee

* Ms. Goss became a Fund Trustee on June 1, 2007.

     On July 1, 2008, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each class of each Fund.

Ownership of Securities
-----------------------

     Set forth below is the dollar range of securities owned by each Fund Trustee as of December 31, 2007.*

---------------------------------------------------------

                             Government      Tax-Free
                               Money           Money
---------------------------------------------------------
John Cannon                A               A
---------------------------------------------------------
Faith Colish               A               A
---------------------------------------------------------
Martha C. Goss             A               A
---------------------------------------------------------
C. Anne Harvey             A               A
---------------------------------------------------------
Robert A. Kavesh           A               A
---------------------------------------------------------
Michael M. Knetter         A               A
---------------------------------------------------------
Howard A. Mileaf           A               A
---------------------------------------------------------
George W. Morriss          A               A
---------------------------------------------------------
Edward I. O'Brien          A               A
---------------------------------------------------------
William E. Rulon           A               A
---------------------------------------------------------
Cornelius T. Ryan          A               E
---------------------------------------------------------
Tom D. Seip                A               A
---------------------------------------------------------
Candace L. Straight        A               A
---------------------------------------------------------
Peter P. Trapp             A               A
---------------------------------------------------------
Jack L. Rivkin             A               A
---------------------------------------------------------
Peter E. Sundman           A               E
---------------------------------------------------------
*Valuation as of December 31, 2007.
A = None   B = $1-$10,000   C = $10,001 - $50,000   D = $50,001-$100,000
E = over $100,000

     The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2007.*

--------------------------------------------------------------------------------
                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                              REGISTERED INVESTMENT COMPANIES OVERSEEN BY FUND
NAME OF FUND TRUSTEE          TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------
John Cannon                                          E
--------------------------------------------------------------------------------
Faith Colish                                         E
--------------------------------------------------------------------------------
Martha C. Goss                                       C
--------------------------------------------------------------------------------
C. Anne Harvey                                       D
--------------------------------------------------------------------------------
Robert A. Kavesh                                     C
--------------------------------------------------------------------------------
Michael M. Knetter                                   A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                              REGISTERED INVESTMENT COMPANIES OVERSEEN BY FUND
NAME OF FUND TRUSTEE          TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
--------------------------------------------------------------------------------
Howard A. Mileaf                                     E
--------------------------------------------------------------------------------
George W. Morriss                                    C
--------------------------------------------------------------------------------
Edward I. O'Brien                                    E
--------------------------------------------------------------------------------
William E. Rulon                                     E
--------------------------------------------------------------------------------
Cornelius T. Ryan                                    E
--------------------------------------------------------------------------------
Tom D. Seip                                          E
--------------------------------------------------------------------------------
Candace L. Straight                                  E
--------------------------------------------------------------------------------
Peter P. Trapp                                       E
--------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------
Jack L. Rivkin                                       B
--------------------------------------------------------------------------------
Peter E. Sundman                                     E
--------------------------------------------------------------------------------
*Valuation as of December 31, 2007.
A = None   B = $1-$10,000   C = $10,001 - $50,000   D = $50,001-$100,000
E = over $100,000


Independent Fund Trustees Ownership of Securities
-------------------------------------------------

     No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity, Lehman Brothers Asset Management or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

     NB Management serves as the investment manager to each Fund pursuant to a management agreement with the Trust, on behalf of each Fund (the "Management Agreement"). Prior to October 6, 2008, because a Fund's net investable assets were invested in its corresponding Master Series, the Funds did not need an investment manager. Instead, the Master Trust, on behalf of each Master Series was party to a management agreement with NB Management.

     The Management Agreement provides in substance that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for each Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to each Fund, although NB Management has no current plans to pay a material amount of such compensation.

     NB Management has sub-contracted certain of its responsibilities under the Management Agreement to Lehman Brothers Asset Management, which is responsible for the day-to-day investment management of each Fund; NB Management is responsible for overseeing the investment activities of Lehman Brothers Asset Management with respect to its management of each Fund.

     Under the Management Agreement, NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees and employees of the Trust who are officers, directors, or employees of NB Management. Two persons who are directors and officers and five persons who are officers of NB Management, presently serve as trustees and/or officers of the Trust. See "Trustees and Officers." Each Fund pays NB Management a management fee based on its average daily net assets, as described below and in the Prospectuses.

     NB Management provides similar facilities, services, and personnel to each Fund pursuant to administration agreements with the Trust dated November 3, 2003 for GOVERNMENT MONEY Fund and December 31, 2005 for Neuberger Berman TAX-FREE MONEY Fund, respectively (each an "Administration Agreement"). For such administrative services, each Class of each Fund pays NB Management a fee based on the Class's average daily net assets, as described in the Prospectuses and below.

     Under each Administration Agreement, NB Management also provides to each Class of each Fund and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Funds' shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

     The Management Agreement continues with respect to each Fund for a period of two years after the date the Fund became subject thereto. Each Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund.

     The Administration Agreement continues with respect to the Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

     The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Fund. Each Agreement terminates automatically if it is assigned.

Management and Administration Fees
----------------------------------

     For investment management services, Neuberger Berman GOVERNMENT Money Fund pays NB Management a fee at the annual rate of 0.08% of its average daily net assets.

     For investment management services, Neuberger Berman TAX-FREE MONEY Fund pays NB Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

     NB Management has contractually undertaken to forgo current payment of fees and/or reimburse the management fee so that the management fee of Neuberger Berman TAX-FREE Money Fund is limited to 0.08% per annum of the Fund's average daily net assets. This contractual undertaking lasts until March 31, 2011.

     Neuberger Berman TAX-FREE MONEY Fund has contractually undertaken to repay NB Management for the fees forgone and/or paid by NB Management, provided the repayments do not cause the Fund's management fee to exceed an annual rate of 0.08%, respectively, of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

     For administrative services, each of the Investor Class of Neuberger Berman GOVERNMENT MONEY Fund and the Reserve Class of Neuberger Berman TAX-FREE MONEY Fund pays NB Management at the annual rate of 0.27%, 0.08% and 0.08% of that Class's average daily net assets, respectively, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Board of Trustees of the Trust, including a majority of those who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent, NB Management may subcontract to third parties some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate such third parties for accounting and other services.

     The Investor Class of Neuberger Berman GOVERNMENT MONEY Fund accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal year ended March 31, 2008, the fiscal period ended October 31, 2007 and the fiscal years ended 2006 and 2005:

Investor Class       Fiscal Year Ended       Fiscal Period           Fiscal Year Ended     Fiscal Year Ended
--------------         March 31, 2008      From November 1, 2006      October 31, 2006       October 31, 2005
                       --------------       to March 31, 2007         ----------------       ----------------
                                            -----------------
GOVERNMENT MONEY         $1,390,491             $428,362             $1,348,229            $1,750,053

     The Reserve Class of Neuberger Berman TAX-FREE MONEY Fund accrued management and administration fees of the following amounts (before any reimbursement of the Funds, described below) for the fiscal periods ended March 31, 2008, October 31, 2007 and October 31, 2006:

                        Fiscal Period         Management and Administration Fees
                        Ended March 31            Accrued for Fiscal Periods
                        --------------                 Ended October 31
                                                       ----------------
Reserve Class                2008                2007                 2006*
-------------                ----                ----                 -----
TAX-FREE MONEY           $2,801,121         $3,779,185            $1,751,847
* Period from December 19, 2005 (commencement of operations) to October 31, 2006

Waivers and Reimbursements
--------------------------

     NB Management has undertaken to provide certain waivers or reimbursements of Fund expenses, as described below. With respect to any Fund, the appropriateness of any such undertaking is determined on a Class-by-Class basis.

Investor Class
--------------

     Until February 28, 2007, NB Management had voluntarily agreed to waive its investment management fee for the Investor Class of the Neuberger Berman GOVERNMENT MONEY Fund in the amount of 0.02% of the Fund's average net assets. For the fiscal year ended March 31, 2008, the fiscal period ended March 31, 2007 and for the fiscal years ended October 31, 2006 and 2005, NB Management voluntarily waived its investment management fee for the Fund in the following amounts:

Investor Class       Fiscal Year Ended     Fiscal Period from      Fiscal Year Ended     Fiscal Year Ended
--------------       March 31, 2008        November 1, 2006 to     October 31, 2006      October 31, 2005
                     -----------------     March 31, 2007          -----------------     -----------------
                                           -------------------
GOVERNMENT MONEY           $0                 $19,651                 $72,877               $73,845

     Effective February 28, 2007, NB Management has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of the Neuberger Berman GOVERNMENT MONEY Fund so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) do not exceed, in the aggregate, 0.45% per annum of the Fund's Investor Class' average daily net assets. This contractual undertaking lasts until October 31, 2011.

     For the fiscal year ended March 31, 2008 and the fiscal period ended March 31, 2007, NB Management reimbursed the Investor Class of the Fund the following amounts of expenses pursuant to the Fund's contractual arrangement:

Investor Class         Fiscal Year Ended     Fiscal Period from November 1, 2006
--------------          March 31, 2008                to March 31, 2007
                        --------------                -----------------
GOVERNMENT MONEY              $0                               $0


     The Neuberger Berman GOVERNMENT MONEY Fund's Investor Class has contractually undertaken to repay NB Management for the fees and excess expenses forgone and/or paid by NB Management, provided the repayments do not cause the Class' total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.45% of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

     For the fiscal year ended March 31, 2008 and the fiscal period ended March 31 2007, the Investor Class of Neuberger Berman GOVERNMENT MONEY Fund repaid NB Management $0 and $0 of expenses that NB Management reimbursed to the Fund.

Reserve Class
-------------

     NB Management has voluntarily undertaken to reimburse or waive certain expenses of the Reserve Class of Neuberger Berman TAX-FREE MONEY Fund so that the total operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) are limited to 0.17% and 0.20% of average daily net assets, respectively. NB Management expects that, in the future, it may voluntarily reimburse or waive certain expenses of the Fund, so that total annual operating expenses of the Fund are limited to 0.23% of average net assets. NB Management may, at its sole discretion, modify or terminate this voluntary commitment without notice to the Fund.

     For the fiscal periods ended March 31, 2008, October 31, 2007 and October 31, 2006, NB Management reimbursed the Reserve Class of the Fund the following amounts of expenses pursuant to the Fund's contractual arrangement:

Reserve Class        Fiscal Period Ended     Fiscal Year Ended      Fiscal Period from
-------------          March 31, 2008         October 31, 2007     December 19, 2005* to
                       --------------         ----------------       October 31, 2006
                                                                     ----------------
TAX-FREE MONEY**          $0                      $0                     $0

* Commencement of operations.
**Prior to June 1, 2006, NB Management had voluntarily agreed to reimburse or waive the Reserve Class of Neuberger Berman TAX-FREE MONEY Fund so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) were limited to 0.17% of average daily net assets.

Sub-Adviser
-----------

     NB Management retains Lehman Brothers Asset Management, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement ("Sub-Advisory Agreement").

     The Sub-Advisory Agreement provides in substance that Lehman Brothers Asset Management will make and implement investment decisions for each Fund in its discretion and will continuously develop an investment program for each Fund's assets. The Sub-Advisory Agreement permits Lehman Brothers Asset Management to effect securities transactions on behalf of each Fund through associated persons of Lehman Brothers Asset Management. The Sub-Advisory Agreement also specifically permits Lehman Brothers Asset Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to each Fund, although Lehman Brothers Asset Management has no current plans to pay a material amount of such compensation.

     The Sub-Advisory Agreement continues with respect to each Fund for a period of two years after the date each Fund became subject thereto, and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund, by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Lehman Brothers Asset Management on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to each Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

Investment Companies Managed
----------------------------

     The investment decisions concerning each Fund and the other registered investment companies managed by NB Management or Lehman Brothers Asset Management (collectively, "Other Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other Funds differ from each Fund. Even where the investment objectives are similar, however, the methods used by the Other Funds each Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management or Lehman Brothers Asset Management have varied from one another in the past and are likely to vary in the future.

     There may be occasions when a Fund and one or more of the Other Funds or other accounts managed by NB Management or Lehman Brothers Asset Management are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds' having their advisory arrangements with NB Management and/or Lehman Brothers Asset Management outweighs any disadvantages that may result from contemporaneous transactions.

     The Funds are subject to certain limitations imposed on all advisory clients of NB Management and Lehman Brothers Asset Management (including the Funds, the Other Funds, and other managed accounts) and personnel of NB
Management and Lehman Brothers Asset Management and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management and/or Lehman Brothers Asset Management that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics
---------------

     The Fund, NB Management and Lehman Brothers Asset Management have personal securities trading policies that restrict the personal securities transactions of employees, officers and Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with the Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Lehman Brothers Asset Management
----------------------------------------------------------------------------

     Lehman Brothers Asset Management and NB Management are wholly owned by Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly-owned holding company. The directors, officers and/or employees of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman Inc. are: Joseph Amato, Kevin Handwerker, Jack
L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust. The directors, officers and/or employees of Lehman Brothers Asset Management who are deemed "control persons," all of whom have offices at the same address as Lehman Brothers Asset Management, are: Richard W. Knee, Lori A. Loftus and Bradley C. Tank.

     Lehman Brothers Holdings Inc., a publicly owned holding company which wholly owns Neuberger Berman Management LLC (formerly, Neuberger Berman Management Inc.), Neuberger Berman, LLC and Lehman Brothers Asset Management LLC, filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code on September 15, 2008. Neuberger Berman Management LLC, Neuberger Berman, LLC and Lehman Brothers Asset Management LLC are separate legal entities and are not included in the bankruptcy filing. Neuberger Berman Management LLC, Neuberger Berman, LLC and Lehman Brothers Asset Management LLC will continue to operate in the ordinary course of business as the investment manager/sub-adviser of the Neuberger Berman/Lehman Brothers Funds. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

                            DISTRIBUTION ARRANGEMENTS

     Neuberger Berman GOVERNMENT MONEY Fund offers a Class of shares, known as Investor Class. Neuberger Berman TAX-FREE MONEY Fund offers a Class of shares, known as Reserve Class.

Distributor
-----------

     NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares. Investor Class and Reserve Class shares are offered on a no-load basis.

     In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's Investor or Reserve Class shares, a continuous offering, without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of shares of each Fund's Reserve Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

     For each Funds' Investor Class or Reserve Class shares, which are sold directly to investors, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by NB Management or Lehman Brothers Asset Management.

     From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

     The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class and Reserve Class (each a "Distribution Agreement"). Each Distribution Agreement continues until October 31, 2008. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on their assignment, in the same manner as each Management Agreement.

Revenue Sharing
---------------

     NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the
Funds)  to  certain  brokers,   dealers,   or  other  financial   intermediaries
("Financial Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares ("revenue sharing payments").

     Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary's financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

     In addition, NB Management may pay for: placing the Funds on the Financial Intermediary's sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

     The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

     Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary's recommendation of the Funds or of any particular share class of the Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of a Fund.

     In addition to the compensation described above, the Funds and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees"). Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.

     NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients' accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Funds with respect to those assets.

                         ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value
--------------------------------

     Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for the Investor Class and Reserve Class of each Fund is calculated by subtracting total liabilities of the Investor Class or Reserve Class from total assets attributable to the that Class. The per share NAV is calculated by dividing its NAV by the number of shares outstanding attributable to that Class and rounding the result to the nearest full cent.

     Each Fund tries to maintain a stable NAV of $1.00 per share. Each Fund relies on Rule 2a-7 to use the amortized cost method of valuation to enable each Fund to stabilize the purchase and redemption price of its shares at $1.00 per share. This method involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization (or accretion) to maturity of any premium (or discount), regardless of the impact of interest rate fluctuations on the market value of the securities. While this method provides consistency in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Although each Fund's reliance on Rule 2a-7 and use of the amortized cost valuation method should enable each Fund, under most conditions, to maintain a stable $1.00 share price, there can be no assurance they will be able to do so. An investment in either of these Funds, as in any mutual fund, is neither insured nor guaranteed by the U.S. Government.

     Neuberger Berman GOVERNMENT MONEY Fund calculates its NAV as of 5:00 p.m., Eastern time, on each day the New York Stock Exchange ("NYSE") and Federal Reserve Wire System ("Federal Reserve") are open. Neuberger Berman TAX-FREE MONEY Fund calculates its NAV as of 3:00 p.m. on days on which the NYSE and Federal Reserve are open.

Automatic Investing
-------------------

     Investor Class shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, an Investor Class shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the Investor Class shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Financial Intermediaries
------------------------

     The Funds have authorized one or more Financial Intermediaries to receive purchase and redemption orders on their behalf. Such Financial Intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase and redemption order when a Financial Intermediary or its designee receives the order. Purchase orders for Lehman Bothers TAX-FREE MONEY Fund and redemption orders for the Fund will be priced at the next share price to be calculated after the order has been "accepted" as defined in the Fund's Prospectus. Purchase orders for Investor Class shares of Neuberger Berman GOVERNMENT MONEY Fund will be priced at the next share price to be calculated after your order has been received, provided payment is received in a timely fashion.

                        VALUATION OF PORTFOLIO SECURITIES

     Each Fund relies on Rule 2a-7 to use the amortized cost method of valuation to enable the Fund to stabilize the purchase and redemption price of its shares at $1.00 per share. This method involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization (or accretion) to maturity of any premium (or discount), regardless of the impact of interest rate fluctuations on the market value of the securities. Although the Funds' reliance on Rule 2a-7 and use of the amortized cost valuation method should enable the Fund, under most conditions, to maintain a stable $1.00 share price, there can be no assurance it will be able to do so. An investment in the Fund, as in any mutual fund, is neither insured nor guaranteed by the U.S. Government.

                         ADDITIONAL EXCHANGE INFORMATION

     As more fully set forth in a fund's prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

     In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectus) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

     An Institution may exchange a fund's Investor Class, Advisor Class, Trust Class, Institutional Class, Class A or Class C shares (if the shareholder did not purchase the fund's shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. This privilege is not available for Neuberger Berman Genesis Fund Institutional Class shareholders. Most Institutions allow you to take advantage of the exchange program.

     Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

     Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

     Any of the funds in the fund family may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase of shares for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

     There can be no assurance that Neuberger Berman CALIFORNIA TAX-FREE MONEY Fund, Neuberger Berman MUNICIPAL MONEY Fund, Neuberger Berman NATIONAL MUNICIPAL Money Fund, Neuberger Berman NEW YORK MUNICIPAL MONEY Fund, Neuberger Berman
TAX-FREE MONEY Fund, Neuberger Berman CASH RESERVES or Neuberger Berman GOVERNMENT MONEY Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

     Each of the funds in the fund family, except Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days' notice prior to terminating or materially altering its exchange privilege, except in the following cases:

     o If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

     o In certain extraordinary circumstances, such as the suspension of the redemption of the fund's shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

                        ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions
-------------------------

     The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for it to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. Redemption payments may also be delayed in the event of the closing of the Federal Reserve or when trading on the Federal Reserve is restricted; when the NYSE, bond market or Federal Reserve closes early, payments with respect to redemption requests received subsequent to the recommended close will be made the next business day.

     If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE and the Federal Reserve are open ("Business Day") after termination of the suspension.

     Neuberger Berman GOVERNMENT MONEY Fund calculates its share price as of 5:00 p.m., Eastern time, each Business Day. When the Exchange, bond market or Federal Reserve closes early, orders must be received by the earlier of 12:00 noon, Eastern time, or the markets' earlier closing times in order to be processed that day; orders to purchase or sell shares received in good order after 12:00 noon, Eastern time, and before such earlier closing times will be processed the following business day at the share price calculated on the day your order was received.

     Neuberger Berman TAX-FREE MONEY Fund calculates its share price as of 3:00 p.m. on days on which the NYSE and Federal Reserve is open. If the NYSE or Federal Reserve were to close before regular trading, the Fund would price its shares as of the earlier closing time.

Redemptions in Kind
-------------------

     Each Fund reserves the right, to honor any request for redemption (or, for Neuberger Berman TAX-FREE MONEY Fund, a combination of requests from the same shareholder in any 90-day period exceeding $250,000 or 1% of the net assets of the Fund, whichever is less), by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. If payment is made in securities, a shareholder or institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund distributes to its shareholders substantially all of the net investment income it earns by Class (after deducting expenses attributable to the Class) and any net capital gains it realizes. A Fund's net investment income, for financial accounting purposes, consists of all income accrued on portfolio assets less accrued expenses but does not include capital gains and losses. Net gains and losses of a Fund, if any, are reflected in its NAV (and hence the corresponding Fund's NAV) until distributed.

     On occasion, a redemption of shares from a single class of a Fund that represent a very large percentage of the net assets attributable to the class could leave an amount of undistributed gain or loss allocable to the class that, although anticipated to be relatively small in actual amount, is disproportionately large in relation to the class's remaining share of the Fund's assets. Such situations could potentially trigger adverse consequences to the Fund. A Fund may therefore reallocate the gain or loss among all classes of the Fund to eliminate or mitigate those consequences. Because of the way in which this problem might arise, the Funds expect the dollar amounts involved to be very small.

     Neuberger Berman GOVERNMENT MONEY Fund normally calculates its respective net investment income and share price as of 5:00 p.m., Eastern time, on each Business Day.

     Neuberger Berman TAX-FREE MONEY Fund calculates its net investment income and share price as of 3:00 p.m., Eastern time, on each Business Day.

     Income dividends are declared daily, at approximately 4:00 p.m., Eastern time, on each Business Day; dividends declared for each month are paid on the last Business Day of the month.

     Shares of Neuberger Berman GOVERNMENT MONEY Fund whose purchase orders are received by 12:00 noon, Eastern time, and converted to "federal funds" before 6:00 p.m., Eastern time, will accrue a dividend the same day; shares whose purchase orders are received after noon, Eastern time, and converted to "federal funds" by 6:00 p.m., Eastern time, the following day, will first become shareholders and accrue a dividend the day after the order is received. The shares will continue to earn dividends through the Business Day before they are redeemed. Distributions of net realized capital gains, if any, normally are paid once annually, in December.

     The shares of Neuberger Berman TAX-FREE MONEY Fund begin earning income dividends on the Business Day on which the proceeds of the purchase order are converted to "federal funds" (if converted by 6:00 p.m., Eastern time), or the next Business Day if so converted after that time, and continue to earn dividends through the Business Day before they are redeemed. Distributions of net realized capital gains, if any, normally are paid once annually, in December.

     Each Fund's income dividends are normally based on its estimated daily net income. To the extent a Fund's actual income available to be paid on a given day differs from the estimated amount paid on that day, adjustments are made to future days' income dividends. Thus, an investor in the Fund on a given day will receive that day's estimated dividend adjusted to account for all or a portion of any variance between the estimated income and the actual income from prior days. During periods of unusual market activity, a Fund's income dividends may be based on actual income rather than estimated daily net income.

     Each Fund's dividends and other distributions, if any, are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Investor Class and Reserve Class shareholders may make a cash election on the account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, as designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

     A shareholder's cash election with respect to each Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder for 180 days, however, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

     Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

Taxation of the Funds
---------------------

     To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund (which is treated as a separate corporation for federal tax purposes) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income -- (consisting generally of net investment income and the excess of net short-term capital gain over net long-term capital loss, all determined without regard to any deduction for dividends paid) -- plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

     By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to its shareholders. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year, without being able to deduct the distributions it makes to its shareholders, and the shareholders would treat all those distributions for Neuberger Berman GOVERNMENT MONEY Fund as dividends (taxable as ordinary income) to the extent of the Fund's earnings and profits. For Neuberger Berman TAX-FREE MONEY Fund those distributions would include distributions that otherwise would be "exempt-interest dividends" (described under "Taxation of the Funds' Shareholders" below), as dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%).

     In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions for each calendar year to avoid liability for the Excise Tax.

Taxation of the Fund's Shareholders (Neuberger Berman GOVERNMENT MONEY Fund)
----------------------------------------------------------------------------

     The dividends and other distributions the Fund pays to a non-resident alien individual or foreign corporation (i.e., a non-U.S. person), other than dividends paid to such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on, generally are subject to a 30% (or lower treaty rate) federal withholding tax. Fund distributions that are (1) made to a beneficial owner of its shares that certifies that it is a non-U.S. person, with certain exceptions, (2) attributable to the Fund's "qualified net interest income" and/or short-term gain, (3) properly designated by the Fund and (4) with respect to a taxable year before January 1, 2008, are exempt from that tax.

     As described in "Maintaining Your Account" in the Prospectus, the Fund may close a shareholder's account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing or money purchase pension plan, Code section 401(k) plan and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

Taxation of the Funds' Shareholders (Neuberger Berman TAX-FREE MONEY Fund)
-------------------------------------------------------------------------

     FEDERAL. Dividends the Fund pays will qualify as "exempt-interest dividends," as defined in the Prospectus, and thus will be excludable from its shareholders' gross income for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Fund intends to continue to satisfy this requirement. The aggregate dividends the Fund designates as exempt-interest dividends for any taxable year may not exceed its net tax-exempt income (i.e., the excess of its excludable interest over certain amounts disallowed as deductions) for the year.

     Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. However, tax-exempt interest, including exempt-interest dividends, is subject to information reporting. Accordingly, the amount of exempt-interest dividends -- and, to the extent determination thereof is possible after reasonable effort, the part thereof constituting interest that is a Tax Preference Item -- that the Funds pay to their shareholders will be reported to them annually on Forms 1099-INT (or substitutes therefor). The foregoing will not apply, however, with respect to the part of those dividends attributable to OID on municipal bonds and interest on tax-exempt "bearer" bonds until the Service provides future guidance.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares generally is not deductible for federal income tax purposes.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs. Interest on certain PABs is a Tax Preference Item, although that interest remains fully tax-exempt for regular federal income tax purposes.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for a taxable year for recipients whose modified adjusted gross income (including income from tax-exempt sources such as a Fund) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from a Fund still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

     If a Fund invests in instruments that generate taxable income, under the circumstances described in the Prospectus and this SAI and in the discussion of market discount bonds above, the portion of any Fund dividend attributable thereto will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if the Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

     As described in "Maintaining Your Account" in the Prospectus, the Fund may close a shareholder's account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so.

     WITHHOLDING. The Fund is required to withhold 28% of all taxable dividends otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who are subject to backup withholding for any other reason.

     The distributions the Fund pays to a non-resident alien individual or foreign corporation (i.e., a non-U.S. person) generally are subject to a 30% (or lower treaty rate) federal withholding tax ("withholding tax"). Fund distributions, however, that are (1) made to a beneficial owner of its shares that certifies that it is a non-U.S. person, with certain exceptions, (2) attributable to the Fund's "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits, less allocable deductions) and/or short-term capital gain, if any, and (3) with respect to its current taxable year, unless extended by proposed legislation introduced in Congress last year.

     STATE TAXATION. Shareholders' treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning state and local taxation of Fund distributions.

                             PORTFOLIO TRANSACTIONS

     Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

     In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use Neuberger Berman and/or Lehman Brothers Inc. ("Lehman Brothers") as its broker where, in the judgment of Lehman Brothers Asset Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

     During the fiscal year ended March 31, 2008, Neuberger Berman GOVERNMENT MONEY Fund did not acquire any securities of its "regular brokers or dealers." At March 31, 2008, the Fund held none of the securities of its "regular brokers or dealers."

     The following information applies to the Master Series in which each Fund was invested through October 5, 2008;

     During the fiscal year ended October 31, 2007 and the fiscal period ended March 31, 2008, Neuberger Berman TAX-FREE MONEY Fund did not acquire any securities of its "regular brokers or dealers." At March 31, 2008, the Fund held none of the securities of its "regular brokers or dealers."

     The Funds may, from time to time, loan portfolio securities to Neuberger Berman and Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to each Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to each Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for each Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

     The use of Neuberger Berman and Lehman Brothers as brokers for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

     Under the 1940 Act, commissions paid by a Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in Lehman Brothers Asset Management's judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

     A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers effect brokerage transactions for the Funds must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

     To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that Neuberger Berman or Lehman Brothers receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman and Lehman Brothers may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

     Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers might receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with each Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Funds participate in.

Expense Offset Arrangement
--------------------------

     Neuberger Berman GOVERNMENT MONEY Fund (and its Master Series prior to October 6, 2008) also has an expense offset arrangement in connection with its custodian contract. For the fiscal year ended March 31, 2008 the impact of this arrangement was a reduction of expenses of $4,870.

     Neuberger Berman TAX-FREE MONEY Fund (and its Master Series prior to October 6, 2008) also has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2007, the impact of this arrangement was a reduction of expenses as follows:

--------------------------------------------------------------------------------
FUNDS                                        AMOUNT OF REDUCTION OF EXPENSES
--------------------------------------------------------------------------------
TAX-FREE MONEY                                        $324,702
--------------------------------------------------------------------------------

     For the fiscal period ended March 31, 2008, the impact of this arrangement was a reduction of expenses as follows:

--------------------------------------------------------------------------------
FUNDS                                        AMOUNT OF REDUCTION OF EXPENSES
--------------------------------------------------------------------------------
TAX-FREE MONEY                                        $117,667
--------------------------------------------------------------------------------

Proxy Voting
------------

     The Board has delegated to NB Management the responsibility to vote proxies related to the securities of their respective investment advisory clients. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and the Fund's shareholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

     NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of the advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

     NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

     NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting for their respective investment advisory clients. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

     In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

     If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     Information regarding how the Master Series, in which each Fund invested prior to October 6, 2008 voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy
------------------------------------

     The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the "Potential Recipients") unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

     NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

Portfolio Holdings Disclosure Procedures
----------------------------------------

     Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of a Fund or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

     Each Fund, NB Management and any affiliate of either, may not receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Funds' Chief Compliance Officer, the Board of Trustees reviews the Funds' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

     Pursuant to Codes of Ethics adopted by the Fund, NB Management, and Lehman Brothers Asset Management ("Codes of Ethics"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of a Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds' shareholders. The Codes of Ethics also prohibit any person associated with a Fund, NB Management and Lehman Brothers Asset Management in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients
--------------------------------------

     The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

     STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

     SECURITIES LENDING AGENT (NEUBERGER BERMAN GOVERNMENT MONEY FUND). The Fund has entered into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive the Fund's portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund's operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. The Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

     OTHER THIRD-PARTY SERVICE PROVIDERS TO THE FUNDS. The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.

     In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Lehman Brothers Asset Management. Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. ("FactSet") each day for this purpose. FactSet receives reasonable compensation for its services.

     In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

     Rating, Ranking and Research Agencies.
     --------------------------------------

     Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Funds. Each Fund provides its complete portfolio holdings to: Vestek each day; Fitch, Inc. each week; and Lipper, a Reuters company on the second business day of each month. Each Fund also provides its complete month-end portfolio holdings to Data Communique International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund's top 10 holdings. No compensation is received by any

Fund, NB Management, Lehman Brothers Asset Management or any other person in connection with the disclosure of this information. Each Fund either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for each of the Funds.

                             REPORTS TO SHAREHOLDERS

     Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firms for each Fund. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Funds
---------

     Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of May 19, 2007. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has thirteen separate operating series (including the Funds). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

     Prior to June 1, 2007, the name of the Trust was "Neuberger Berman Income Funds."

     The predecessor of Neuberger Berman GOVERNMENT MONEY Fund was converted into separate series of the Trust on July 2, 1993; this conversion was approved by the shareholders of the Fund in April 1993. From February 28, 2007 through October 5, 2008, Neuberger Berman GOVERNMENT MONEY Fund was organized as a feeder fund in a master-feeder structure rather than in a single-tier structure. As a feeder fund, it was a series of the Trust.

     From September 11, 2007, through October 5, 2008, the Fund was organized as a feeder fund in a master-feeder structure rather than in a single-tier structure. On September 26, 2008, Neuberger Berman TAX-FREE MONEY Fund changed its name from Lehman Brothers Tax-Free Money Fund. On February 28, 2007, Lehman Brothers Tax-Free Money Fund changed its name from Tax-Free Money Fund.

     DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

     SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.



     CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

     OTHER. For Fund shares that can be bought, owned and sold through an intermediary, a client of an intermediary may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the intermediary or if the intermediary no longer has a contract with NB Management to perform services. Depending on the policies of the intermediary involved, an investor may be able to transfer an account from one intermediary to another.

                          CUSTODIAN AND TRANSFER AGENT

     Each Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence for Investor Class and Reserve Class shares of each Fund should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

     Neuberger Berman GOVERNMENT MONEY Fund, has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA, 02116, as the independent registered public accounting firm that will audit its financial statements.

     Neuberger Berman TAX-FREE MONEY Fund has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the independent registered public accounting firm that will audit its financial statements.

                                  LEGAL COUNSEL

     The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of July 1, 2008, the following are all of the beneficial and record owners of more than five percent of each Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

FUND AND CLASS                NAME & ADDRESS                      PERCENT OWNED
--------------                --------------                      -------------

Neuberger Berman              Lehman Brothers Inc.                86.48%
GOVERNMENT MONEY Fund         70 Hudson Street, 7th Floor
                              Jersey City, NJ 07302-6599

INVESTOR CLASS

Neuberger Berman TAX-FREE     Lehman Brothers Inc.                24.89%
MONEY Fund                    70 Hudson Street, 7th Floor
                              Jersey City, NJ 07302-6599

RESERVE CLASS

                             REGISTRATION STATEMENT

     This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds and the Master Series in which the Funds invested prior to October 6, 2008.

     Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The following financial statements and related documents are incorporated herein by reference from each Fund's Annual Report to shareholders for the fiscal period ended March 31, 2008:

     The audited financial statements of Neuberger Berman GOVERNMENT MONEY Fund and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements of the Fund.

     The audited financial statements of Neuberger Berman TAX-FREE MONEY Fund (formerly, Lehman Brothers Tax-Free Money Fund) and notes thereto, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm with respect to such audited financial statements.

     Additionally, the following financial statements and related documents of the Master Series are incorporated herein by reference from the Lehman Brothers Institutional Liquidity Funds Annual Report to shareholders for the year ended March 31, 2008:

     The audited financial statements of GOVERNMENT Master Series and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements of the Master Series.

     The audited financial statements of TAX-EXEMPT Master Series and notes thereto, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm with respect to such audited financial statements.

     Additionally, the following financial statements and related documents are incorporated herein by reference from each Fund's Annual Report Annual Report to shareholders for the year ended October 31, 2007:

     The audited financial statements of Neuberger Berman TAX-FREE MONEY Fund (formerly, Lehman Brothers Tax-Free Money Fund) and notes thereto, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm with respect to such audited financial statements.

     Additionally, the following financial statements and related documents of the Master Series are incorporated herein by reference from the Lehman Brothers Institutional Liquidity Funds Annual Report to shareholders for the fiscal period ended October 31, 2007:

     The audited financial statements of TAX-EXEMPT Master Series and notes thereto, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm with respect to such audited financial statements.

                                                                      Appendix A

                 RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

     S&P MUNICIPAL BOND RATINGS:
     ---------------------------

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-) - The ratings above from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


     MOODY'S MUNICIPAL BOND RATINGS:
     -------------------------------

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

     A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above except Aaa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


     S&P COMMERCIAL PAPER RATINGS:
     -----------------------------

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

     MOODY'S COMMERCIAL PAPER RATINGS:
     ---------------------------------

     Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     S&P SHORT-TERM RATINGS:
     -----------------------

     SP-1 - Top-tier investment grade short-term rating reflects superior ability of repayment. Those issues determined to possess extraordinary safety characteristics are denoted with a plus sign (+).

     MOODY'S SHORT-TERM RATINGS:
     ---------------------------

     MIG 1, VMIG 1 - Top-tier investment grade short-term ratings reflect superior ability of repayment.

--------------------------------------------------------------------------------

                          LEHMAN BROTHERS INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                              Reserve Class Shares


                               DATED July 29, 2008
                           AS AMENDED October 6, 2008

                  Lehman Brothers NATIONAL MUNICIPAL MONEY Fund

--------------------------------------------------------------------------------
              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700


     Lehman Brothers NATIONAL MUNICIPAL MONEY Fund (formerly, National Municipal Money Fund) (the "Fund") offers shares pursuant to a Prospectus dated July 29, 2008, as amended, October 6, 2008 (the "Prospectus").

     Lehman Brothers NATIONAL MUNICIPAL MONEY Fund invests all of its net investable assets in MUNICIPAl Master Series (the "Master Series"), a series of Institutional Liquidity Trust.

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class. This SAI is not an offer to sell any shares of any class of the Fund. A written offer can be made only by a prospectus.

     The Prospectus for your share class provides more information about the Fund that you should know before investing. You should read that Prospectus carefully before investing.

     The Fund's and Master Series' financial statements, notes thereto and the reports of their independent registered public accounting firms are incorporated by reference from the Fund's annual report to shareholders into (and are therefore legally part of) this SAI.

     You can get a free copy of the Prospectus for your share class or annual report from Neuberger Berman Management LLC, formerly Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

     No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

     "Neuberger Berman Management LLC" and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC
(C)2008 Neuberger Berman Management LLC. All rights reserved.

(C)2008 Lehman Brothers Asset Management LLC. All rights reserved.

(C)2008 Lehman Brothers.  All rights reserved.

                                TABLE OF CONTENTS
                                -----------------


INVESTMENT INFORMATION.......................................................1
      Investment Policies and Limitations....................................1
      Cash Management and Temporary Defensive Positions......................4
      Borrowing..............................................................4
      Additional Investment Information......................................5

CERTAIN RISK CONSIDERATIONS.................................................20

PERFORMANCE INFORMATION.....................................................20

TRUSTEES AND OFFICERS.......................................................20
      Information about the Board of Trustees...............................21
      Information about the Officers of the Trust...........................29

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES...........................37
      Investment Manager and Administrator..................................37
      Management and Administration Fees....................................39
      Waivers and Reimbursements............................................40
      Sub-Adviser...........................................................40
      Investment Companies Managed..........................................41
      Codes of Ethics.......................................................42
      Management and Control of NB Management and Lehman Brothers
             Asset Management ..............................................42

DISTRIBUTION ARRANGEMENTS...................................................43

ADDITIONAL PURCHASE INFORMATION.............................................45
      Share Prices and Net Asset Value......................................45
      Financial Intermediaries..............................................46

VALUATION OF PORTFOLIO SECURITIES...........................................46

ADDITIONAL EXCHANGE INFORMATION.............................................48

ADDITIONAL REDEMPTION INFORMATION...........................................48
      Suspension of Redemptions.............................................48
      Redemptions in Kind...................................................48

DIVIDENDS AND OTHER DISTRIBUTIONS...........................................48

ADDITIONAL TAX INFORMATION..................................................50
      Taxation of the Fund..................................................50
      Taxation of the Master Series.........................................51
      Taxation of the Fund's Shareholders...................................52

PORTFOLIO TRANSACTIONS......................................................53
      Expense Offset Arrangement............................................55
      Proxy Voting..........................................................56

PORTFOLIO HOLDINGS DISCLOSURE...............................................57
      Portfolio Holdings Disclosure Policy..................................57
      Portfolio Holdings Disclosure Procedures..............................57
      Portfolio Holdings Approved Recipients................................58

REPORTS TO SHAREHOLDERS.....................................................59

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS..............................59
      The Fund..............................................................59
      The Master Series.....................................................60

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS..............................62

LEGAL COUNSEL...............................................................62

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................62

REGISTRATION STATEMENT......................................................63

FINANCIAL STATEMENTS........................................................63

APPENDIX A -- RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER...............A-1

                             INVESTMENT INFORMATION

     Lehman Brothers NATIONAL MUNICIPAL MONEY Fund is a separate operating series of Lehman Brothers Income Funds (formerly, Neuberger Berman Income Funds) ("Trust"), a Delaware statutory trust since December 29, 1992, that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

     The Fund seeks its investment objective by investing all of its net investable assets in a separate operating series (the "Master Series") of Institutional Liquidity Trust ("Master Trust") that has an investment objective identical to, and a name similar to, that of the Fund. The Master Series, in turn, invests in securities in accordance with an investment objective, policies and limitations identical to those of the Fund. (The Fund and the Master Series are referred to herein as "corresponding"; and the Trust and Master Trust are together referred to as the "Trusts.") The Master Series is advised by NB Management and sub-advised by Lehman Brothers Asset Management LLC ("Lehman Brothers Asset Management").

     The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of the Fund and the Master Series. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund and the Master Series are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or of the Master Trust ("Master Trustees") without shareholder approval. The fundamental investment policies and limitations of the Fund or the Master Series may not be changed without the approval of the lesser of:

          (1) 67% of the total units of beneficial interest ("shares") of the Fund or Master Series represented at a meeting at which more than 50% of the outstanding Fund or Master Series shares are represented, or

          (2)  a  majority  of the  outstanding  shares  of the  Fund or  Master
Series.

     These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote." Whenever the Fund is called upon to vote on a change in a fundamental investment policy or limitation of its corresponding Master Series, the Fund casts its votes thereon in proportion to the votes of its shareholders at a meeting thereof called for that purpose.

     NB Management has delegated day-to-day management of the Master Series to Lehman Brothers Asset Management. Throughout this SAI, the term "Manager" is used to refer to NB Management or Lehman Brothers Asset Management, as appropriate.

Investment Policies and Limitations
-----------------------------------

     The Fund has the following fundamental investment policy, to enable it to invest in the Master Series:

     Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

     The Fund's policy on "Investments in Any One Issuer" does not limit its ability to invest up to 100% of its total assets in a master series with the same investment objective, policies and limitations as the Fund.

     All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of the Fund are identical to those of its corresponding Master Series. Therefore, although the following discusses the investment policies and limitations of the Master Series, it applies equally to the corresponding Fund.

     The Master Series determines the "issuer" of a municipal obligation for purposes of its policy on industry concentration in accordance with the principles of Rule 2a-7 under the 1940 Act ("Rule 2a-7").

     Also, for purposes of the investment limitation on concentration in a particular industry, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral, and certificates of deposit ("CDs") are interpreted to include similar types of time deposits.

     Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Master Series. If events subsequent to a transaction result in the Master Series exceeding the percentage limitation on borrowing or illiquid securities, the Manager will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

     The following investment policies and limitations are fundamental and apply to MUNICIPAL Master Series:

     1. BORROWING. The Master Series may not borrow money, except that the Master Series may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Master Series' total assets, the Master Series will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

     2. COMMODITIES. The Master Series may not purchase commodities or contracts thereon, but this restriction shall not prohibit the Master Series from purchasing the securities of issuers that own interests in any of the foregoing.

     3. INDUSTRY CONCENTRATION. The Master Series may not invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to (i) U.S. Government and Agency Securities, (ii) investments by the Master Series in CDs or banker's acceptances issued by domestic branches of U.S. banks, (iii) investments by the Master Series in municipal securities.

     4. DIVERSIFICATION. The Master Series may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than U.S. Government and Agency Securities) or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Master Series' total assets would be invested in the securities of that issuer or (ii) the Master Series would hold more than 10% of the outstanding voting securities of that issuer. (Although not a fundamental limitation, the Master Series is subject to the diversification requirements under Rule 2a-7.)

     5. LENDING. The Master Series may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE. The Master Series may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Master Series from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

     7. SENIOR SECURITIES.   The Master Series may not issue senior  securities,
except as permitted under the 1940 Act.

     8. UNDERWRITING. The Master Series may not engage in the business of underwriting securities of other issuers, except to the extent that the Master Series, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     The non-fundamental investment policies and limitations of MUNICIPAL Master Series are as follows:

     1. GEOGRAPHIC CONCENTRATION. The Master Series will not invest 25% or more of its total assets in securities issued by governmental units located in any one state, territory, or possession of the United States (but this limitation does not apply to project notes backed by the full faith and credit of the United States).

     2. ILLIQUID SECURITIES. The Master Series may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Master Series has valued the securities, such as repurchase agreements maturing in more than seven days.

     3.  BORROWING.  The Master Series does not intend to borrow,  including any reverse repurchase agreements, an amount equal to more than 5% of its total assets, except for short-term credits to facilitate the clearance of redemptions.

     4. LENDING. Except for the purchase of debt securities, engaging in repurchase agreements and other customary uses, the Master Series may not make any loans other than securities loans.

     5. MARGIN TRANSACTIONS. The Master Series may not purchase securities on margin from brokers or other lenders, except that the Master Series may obtain such short-term credits as are necessary for the clearance of securities transactions.

     SENIOR SECURITIES: The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Cash Management and Temporary Defensive Positions
-------------------------------------------------

     For temporary defensive purposes, the Master Series may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, other money market funds and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the income from which generally will be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations. These investments may produce taxable income and after-tax yields for the Master Series that are lower than the tax-equivalent yields available on municipal securities at the time.

     In reliance on an SEC exemptive rule, the Master Series may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude the Master Series from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") ("sales charge"), or service fee, as defined in rule 2830(b)(9) of those rules, in connection with its purchase or redemption of the money market fund's or unregistered fund's shares, or the Master Series' investment adviser must waive a sufficient amount of its advisory fee to offset any sales charge or service fee.

Borrowing
---------

     If at any time borrowings exceed 33 1/3% of the value of the Master Series' total assets, the Master Series will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation.

Additional Investment Information
---------------------------------

     The Master Series may make the following investments, among others, some of which are part of the Master Series' principal investment strategies and some of which are not. The principal risks of the Master Series' principal investment strategies are discussed in the Prospectus. The Master Series will not necessarily buy all of the types of securities or use all of the investment techniques that are described.

U.S.  GOVERNMENT  AND  AGENCY  SECURITIES.   "U.S.  Government  Securities"  are
obligations of the U.S. Treasury backed by the full faith and credit of the United States.

     "U.S. Government Agency Securities" are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae (also known as the Federal National Mortgage
Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (also known as SLM Corp. and formerly known as the Student Loan Marketing Association), the Federal Home Loan Banks ("FHLB"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the U.S. Treasury's discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a theoretical possibility of default. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

     U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

     POLICIES AND LIMITATIONS. The Master Series has specific limits or requirements relating to the amount of assets invested in U.S. Government and Agency Securities; however, the Master Series must invest according to its investment objective and policies.

     ILLIQUID SECURITIES. Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by the Master Series. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Master Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Master Series to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Master Series may be subject to legal restrictions, which could be costly to it.

     POLICIES AND LIMITATIONS. The Master Series may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Master Series purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Master Series at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.

     The Master Series may invest in repurchase agreements backed by non-traditional collateral. Non-traditional collateral may consist of corporate bonds, foreign sovereign debt, equity securities, and may be more volatile than traditional types of collateral.

     POLICIES AND LIMITATIONS. Repurchase agreements with a maturity or demand feature of more than seven days are considered to be illiquid securities; the Master Series may not enter into a repurchase agreement with a maturity or put feature of more than seven days if, as a result, more than 10% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Master Series may enter into a repurchase agreement only if (1) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price and (2) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Master Series' account by its custodian or a bank acting as the Master Series' agent.

     SECURITIES LOANS. The Master Series may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by the Manager, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Master Series. The Master Series may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Master Series an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Master Series or the borrower. The Master Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Master Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Manager believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Master Series can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Master Series also can loan securities to Neuberger Berman and its affiliates (other than NB

Management), subject to the conditions of the SEC order. The Master Series may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

     POLICIES AND LIMITATIONS. In order to realize income, the Master Series may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by the Manager. Borrowers are required continuously to secure their obligations to return securities on loan from the Master Series by depositing collateral in a form determined to be satisfactory by the Master Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily. See the section entitled "Cash Management and Temporary Defensive Positions" for information on how the cash collateral may be invested. The Master Series does not count the collateral for purposes of any investment policy or limitation that requires the Master Series to invest specific percentages of its assets in accordance with its principal investment program.

     RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Master Series may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Master Series qualify under Rule 144A and an institutional market develops for those securities, the Master Series likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Master Series' illiquidity. The Manager, acting under guidelines established by the Master Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, the Master Series may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Master Series may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Master Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Master Trustees believe accurately reflects fair value.

     POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Master Series' 10% limit on investments in illiquid securities.

     COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Master Series may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Master Trustees.

     POLICIES AND LIMITATIONS. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Master Series' 10% limit on investments in illiquid securities. The Master Series may invest only in commercial paper receiving the highest rating from Standard & Poor's ("S&P") (A-1) or Moody's Investors Service, Inc. ("Moody's") (P-1), or deemed by the Manager to be of equivalent quality.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Master Series sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Master Series' net asset value ("NAV") and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Master Series. The Manager monitors the creditworthiness of counter-parties to reverse repurchase agreements.

     The Master Series' investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. The Master Series generally will enter into a reverse repurchase agreement only if the Manager anticipates that the interest income from investment of the proceeds will be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In certain circumstances the proceeds from the reverse repurchase agreement may be invested for a longer period of time than the term of the agreement, such as where the Master Series receives a large-scale redemption near 3:00 p.m., Eastern time.

     POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Master Series' investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Master Series will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Master Series' obligations under the agreement.

     BANKING  AND  SAVINGS  INSTITUTION  SECURITIES.  These  include  CDs,  time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers' acceptances in which the Master Series invests typically are not covered by deposit insurance.

     A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     FINANCIAL SERVICES OBLIGATIONS. Obligations of issuers in the financial services industries include, but are not limited to, CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations and repurchase agreements on such obligations issued by domestic and foreign banks, savings institutions, consumer and industrial finance companies, issuers of asset-backed securities, securities brokerage companies and a variety of firms in the insurance field.

     CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Master Series invests typically are not covered by deposit insurance.

     Variable or Floating Rate Securities; Demand and Put Features. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

     Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Master Series' quality standards. Accordingly, in purchasing these securities, the Master Series relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Master Series can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Master Series to sell the security to the issuer or third party at a specified price. The Master

Series may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

     The Adjustable Rate Securities in which the Master Series invests are municipal obligations.

     POLICIES AND LIMITATIONS. The Master Series may invest in securities subject to demand features or guarantees as permitted by Rule 2a-7.

     For purposes of determining its dollar-weighted average maturity, the Master Series calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7. In calculating its dollar-weighted average maturity and duration, the Master Series is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, the Manager considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

Description of Municipal Obligations.
-------------------------------------

     Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer's bond counsel at the time the obligations are issued.

     Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include private activity bonds ("PABs"), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority. "Anticipation notes" are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

     The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).

     The Master Series may purchase municipal securities that are secured by insurance or bank credit agreements. The credit quality of the companies that provide such credit enhancements will affect the value of those securities.
Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have moved the rating agencies to re-evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into question the insurers' continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security, if rated, will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may become worthless. The insurance feature of a municipal security guarantees the full and timely payment of principal and interest through the life of an insured obligation. The insurance, however, does not guarantee the market value of the insured obligation or the net asset value of the Master Series shares represented by such insured obligation.

     As with other fixed income securities, an increase in interest rates generally will reduce the value of the Master Series' investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

     Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

     Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the "Rule"). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC's intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

     The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.

     From time to time, federal legislation has affected the availability of municipal obligations for investment by a mutual fund. There can be no assurance that legislation adversely affecting the tax-exempt status of municipal obligations will not be enacted in the future. In that event, the Master Series would reevaluate its investment objective, policies, and limitations. The Internal Revenue Service ("Service") occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest the Master Series earned was taxable, that interest could be deemed taxable retroactive to the time the Master Series purchased the relevant security.

     Listed below are different types of municipal obligations:

     GENERAL OBLIGATION BONDS. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

     REVENUE BONDS. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities,
(5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral obligation" of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

     Most PABs are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

     RESOURCE RECOVERY BONDS. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

     MUNICIPAL LEASE OBLIGATIONS. These obligations, which may take the form of a lease, an installment purchase or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. The Master Series will usually invest in municipal lease obligations through certificates of participation ("COPs"), which give the Master Series a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality's credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a "non-appropriation" clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to the Master Series.

     MUNICIPAL NOTES. Municipal notes include the following:

     1. PROJECT NOTES are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development ("HUD"). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

     2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.

     3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.

     4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

     5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae or Ginnie Mae.

     6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     7. PRE-REFUNDED AND "ESCROWED" MUNICIPAL BONDS are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). The Master Series can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

     TENDER OPTION BONDS. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Master Series effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond's rating falls below investment grade.

     YIELD AND PRICE CHARACTERISTICS OF MUNICIPAL OBLIGATIONS. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

     Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of the Master Series' investments, whereas a decline in interest rates generally will increase that value. The ability of the Master Series to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Master Series invests (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

     POLICIES AND LIMITATIONS. As a fundamental policy, the Master Series normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities. Except as otherwise provided in the Prospectus for the Fund and this SAI, the Master Series' investment portfolio may consist of any combination of the types of municipal obligations described in the Prospectus or in this SAI. The proportions in which the Master Series invests in various types of municipal obligations will vary from time to time.

     PURCHASES WITH A STANDBY COMMITMENT TO REPURCHASE. When the Master Series purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed-upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable "put" option held by the Master Series that terminates if the Master Series sells the obligations to a third party.

     The Master Series may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. The Master Series' ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, the Master Series may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

     Although the Master Series currently does not intend to invest in standby commitments, each reserves the right to do so. By enabling the Master Series to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Master Series to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

     Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by the Master Series is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Master Series' investment portfolio.

     POLICIES AND LIMITATIONS. The Master Series will not invest in a standby commitment unless it receives an opinion of counsel or a ruling of the Service that the interest the Master Series will earn on the municipal obligations subject to the standby commitment will be exempt from federal income tax.

     The Master Series will not acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; the Master Series will do so only to facilitate portfolio liquidity.

     PARTICIPATION INTERESTS. The Master Series may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Manager to be creditworthy. The Master Series has the right to sell the participation interest back to the bank, usually after seven days' notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although the Master Series currently does not intend to acquire participation interests, it reserves the right to do so in the future.

     POLICIES AND LIMITATIONS. The Master Series will not purchase a participation interest unless it receives an opinion of counsel or a ruling of the Service that the interest the Master Series will earn on the municipal obligations in which it holds the participation interest will be exempt from federal income tax.

     MONEY MARKET FUNDS. The Master Series may invest in the shares of money market funds that are consistent with its investment objective and policies. The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Master Series to bear proportionately the costs incurred by the other investment companies' operations. At the same time, the Master Series will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies.

     POLICIES AND LIMITATIONS. For cash management purposes, the Master Series may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7, whether or not advised by NB Management or an affiliate, under specified conditions. See "Cash Management and Temporary Defensive Positions."

     Otherwise, the Master Series' investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Series' total assets with respect to any one investment company and (iii) 10% of the Master Series' total assets in all investment companies in the aggregate.

     U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES. These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

     POLICIES AND LIMITATIONS. These investments are subject to the Master Series' quality, maturity, and duration standards. The Master Series may not invest in foreign debt securities except for domestic municipal instruments backed by letters of credit or other forms of credit enhancement issued by foreign banks which have a branch, agency or subsidiary in the United States.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions involve a commitment by the Master Series to purchase securities that will be issued at a future date (ordinarily within two months, although the Master Series may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

     When-issued and delayed delivery transactions enable the Master Series to "lock in" what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Master Series might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued and delayed-delivery transactions are subject to the risk that the counter-party may fail to complete the sale of the security. If this occurs, the Master Series may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Master Series will enter into transactions with established counter-parties and the Manager will monitor the creditworthiness of such counter-parties.

     The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Master Series' NAV starting on the date of the agreement to purchase the securities. Because the Master Series has not yet paid for the securities, this produces an effect similar to leverage. The Master Series does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Master Series is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Master Series' interests. The purchase of securities on a when-issued basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date.

     When-issued and delayed-delivery transactions may cause the Master Series to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase obligations.

     POLICIES AND LIMITATIONS. The Master Series will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Master Series may dispose of or renegotiate a commitment after it has been entered into. The Master Series also may sell securities it has committed to purchase before those securities are delivered to the Master Series on the settlement date. The Master Series may realize capital gains or losses in connection with these transactions.

     When the Master Series purchases securities on a when-issued or delayed delivery basis, the Master Series will, until payment is made, deposit in a segregated account with its custodian, or designate on its records as segregated, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Master Series' purchase commitments. This procedure is designed to ensure that the Master Series maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases.

     The Master Series may not invest more than 10% of its total assets in when-issued securities.

     LEVERAGE. The Master Series may make investments while borrowings are outstanding and may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Master Series' NAV. Although the principal of such borrowings will be fixed, the Master Series' assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Master Series. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Master Series will have to pay, the Master Series' total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Master Series will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Master Series' shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions and when-issued and delayed delivery transactions may create leverage.

     POLICIES AND LIMITATIONS. The Master Series may borrow money from banks for temporary or emergency purposes or enter into reverse repurchase agreements for any purpose, as long as such borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     ZERO COUPON SECURITIES. The Master Series may invest in zero coupon securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

     Zero coupon securities are redeemed at face value when they mature. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into account for tax purposes ratably by the Master Series prior to the receipt of any actual payments.

     Because the Master Series must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon securities) each year for federal income tax purposes, the Master Series may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information -Taxation of the Funds."

     The market prices of zero coupon securities generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

     RISKS OF FIXED INCOME SECURITIES. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk").

     Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

     CALL RISK. Some debt securities in which the Master Series may invest are also subject to the risk that the issuer might repay them early ("call risk"). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Master Series holding a callable security may not enjoy the increase in the security's market price that usually accompanies a decline in rates. Furthermore, the Master Series would have to reinvest the proceeds from the called security at the current, lower rates.

     RATINGS OF FIXED INCOME SECURITIES. The Master Series may purchase securities rated by S&P, Moody's, Fitch, Inc. or any other nationally recognized statistical rating organization ("NRSRO") (please see the Prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Master Series may rely on the ratings of any NRSRO, the Master Series mainly refer to ratings assigned by S&P, Moody's, and Fitch, Inc., which are described in Appendix A. The Master Series may also invest in unrated securities that are deemed comparable in quality by the Manager to the rated securities in which the Master Series may permissibly invest.

     HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P, Moody's or Fitch, Inc., in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.

     If two or more NRSROs have rated a security, at least two of them must rate it as high quality if the security is to be eligible for purchase by the Master Series.

     RATINGS DOWNGRADES. Subsequent to its purchase by the Master Series, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Master Series. In such a case, the Manager will consider the need to dispose of such securities in accordance with the requirements of Rule 2a-7.

     MATURITY. "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

     The Master Series has a policy of investing in instruments with maturities of 397 days or less. For purposes of complying with this policy, the Master Series will determine the maturity of an instrument in accordance with the requirements of Rule 2a-7. Rule 2a-7 permits the Master Series to shorten the maturity of a particular instrument in circumstances in which the instrument is subject to certain types of demand features or interest-rate-reset provisions. Rule 2a-7 also requires the Master Series to maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Master Series has a stricter standard for maturity and seeks to maintain a dollar-weighted average portfolio maturity of no more than 60 days.

     TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Master Series service providers and the Master Series' operations.

                           CERTAIN RISK CONSIDERATIONS

     The Fund's investment in the Master Series may be affected by the actions of other large investors in the Master Series, if any. For example, if a large investor in the Master Series (other than the Fund) redeemed its interest in the Master Series, the Master Series' remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

     The Master Series' ability to achieve its investment objective is dependent on the continuing ability of the issuers of municipal obligations in which the Master Series invests (and, in certain circumstances, of banks issuing letters of credit or insurers issuing insurance backing those obligations) to pay interest and principal when due.

     Although the Master Series seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that the Master Series will achieve its investment objective.

                             PERFORMANCE INFORMATION

     The Fund's performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of the Master Series will vary.

     Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                              TRUSTEES AND OFFICERS

     The following tables set forth information concerning the Fund Trustees and Master Trustees ("Trustees") and officers of the Trust and Master Trust ("Officers"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NB Management and Lehman Brothers Asset Management.

Information about the Board of Trustees
---------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 ---------
                                                                                Funds in Fund
                                                                                -------------
Name, (Year of                  Position and                                       Complex          Other Directorships
--------------                  ------------                                       -------          --------------------
Birth), and Address             Length of                                       Overseen by         Held Outside Fund
------------------               ---------                                       -----------         -----------------
(1)                             Time Served(2)     Principal Occupation(s)(3)    Trustee(4)         Complex by Trustee
---                             --------------     --------------------------   ------------        ------------------
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
John Cannon                     Trustee         Consultant; formerly,               61             Independent Trustee or
(1930)                          since 1994      Chairman, CDC                                      Director of three series
                                                Investment Advisers                                of Oppenheimer Funds:
                                                (registered                                        Oppenheimer Limited Term
                                                investment adviser),                               New York Municipal Fund,
                                                1993 to January 1999;                              Rochester Fund Municipals,
                                                formerly, President                                and Oppenheimer
                                                and Chief Executive                                Convertible Securities
                                                Officer, AMA                                       Fund since 1992.
                                                Investment Advisors,
                                                an affiliate of the
                                                American Medical
                                                Association.
------------------------------------------------------------------------------------------------------------------------------
Faith Colish                    Trustee         Counsel, Carter                     61             Formerly, Director (1997
(1935)                          since 2000      Ledyard & Milburn LLP                              to 2003 ) and Advisory
                                                (law firm) since                                   Director (2003 to 2006),
                                                October 2002;                                      ABA Retirement Funds
                                                formerly,                                          (formerly, American Bar
                                                Attorney-at-Law and                                Retirement Association)
                                                President, Faith                                   (not- for-profit
                                                Colish, A                                          membership corporation).
                                                Professional
                                                Corporation, 1980 to
                                                2002.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 ---------
                                                                                Funds in Fund
                                                                                -------------
Name, (Year of                  Position and                                       Complex          Other Directorships
--------------                  ------------                                       -------          --------------------
Birth), and Address               Length of                                       Overseen by         Held Outside Fund
------------------               ---------                                       -----------         -----------------
(1)                             Time Served(2)     Principal Occupation(s)(3)    Trustee(4)         Complex by Trustee
---                             --------------     --------------------------   ------------        ------------------
------------------------------------------------------------------------------------------------------------------------------
Martha C. Goss                  Trustee         President, Woodhill                 61             Director, Ocwen Financial
(1949)                          since 2007      Enterprises                                        Corporation (mortgage
                                                Inc./Chase Hollow                                  servicing), since 2005;
                                                Associates LLC                                     Director, American Water
                                                (personal investment                               (water utility), since
                                                vehicle), since 2006;                              2003; Director, Channel
                                                Chief Operating and                                Reinsurance (financial
                                                Financial Officer,                                 guaranty reinsurance),
                                                Hopewell Holdings                                  since 2006; Advisory Board
                                                LLC/ Amwell Holdings,                              Member, Attensity
                                                LLC (a holding                                     (software developer),
                                                company for a                                      since 2005; Director,
                                                healthcare                                         Allianz Life of New York
                                                reinsurance company                                (insurance), since 2005;
                                                start-up), since                                   Director, Financial
                                                2003; formerly,                                    Women's Association of New
                                                Consultant, Resources                              York (not for profit
                                                Connection (temporary                              association), since 2003;
                                                staffing), 2002 to                                 Trustee Emerita, Brown
                                                2006.                                              University, since 1998.

------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey                  Trustee         President,                          61             Formerly, President, Board
(1937)                          since 2000      C.A. Harvey                                        of Associates to The
                                                Associates, since                                  National Rehabilitation
                                                October 2001;                                      Hospital's Board of
                                                formerly, Director,                                Directors, 2001 to 2002;
                                                AARP, 1978 to                                      formerly, Member,
                                                December 2001.                                     Individual Investors Stock
                                                                                                   Exchange Advisory
                                                                                                   Committee to the New York
                                                                                                   Board of Directors, 1998
                                                                                                   to June 2002.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 ---------
                                                                                Funds in Fund
                                                                                -------------
Name, (Year of                  Position and                                       Complex          Other Directorships
--------------                  ------------                                       -------          --------------------
Birth), and Address              Length of                                       Overseen by         Held Outside Fund
------------------               ---------                                       -----------         -----------------
(1)                             Time Served(2)     Principal Occupation(s)(3)    Trustee(4)         Complex by Trustee
---                             --------------     --------------------------   ------------        ------------------
------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh                Trustee         Marcus Nadler                       61             Formerly, Director, The
(1927)                          since 1993      Professor Emeritus of                              Caring Community
                                                Finance and                                        (not-for-profit), 1997 to
                                                Economics, New York                                2006; formerly, Director,
                                                University Stern                                   DEL Laboratories, Inc.
                                                School of Business;                                (cosmetics and
                                                formerly, Executive                                pharmaceuticals), 1978 to
                                                Secretary-Treasurer,                               2004; formerly, Director,
                                                American Finance                                   Apple Bank for Savings,
                                                Association, 1961 to                               1979 to 1990; formerly,
                                                1979.                                              Director, Western Pacific
                                                                                                   Industries, Inc., 1972 to
                                                                                                   1986 (public company).
------------------------------------------------------------------------------------------------------------------------------
Michael M. Knetter              Trustee         Dean, School of                     61             Trustee, Northwestern
(1960)                          since 2007      Business, University                               Mutual Series Fund, Inc.,
                                                of Wisconsin -                                     since February 2007;
                                                Madison; formerly,                                 Director, Wausau Paper,
                                                Professor of                                       since 2005; Director,
                                                International                                      Great Wolf Resorts, since
                                                Economics and                                      2004.
                                                Associate Dean, Amos
                                                Tuck School of
                                                Business - Dartmouth
                                                College, 1998 to 2002.
------------------------------------------------------------------------------------------------------------------------------
Howard A.Mileaf                 Trustee         Retired; formerly,                  61             Director, Webfinancial
(1937)                          since 2000      Vice President and                                 Corporation (holding
                                                General Counsel,                                   company), since December
                                                WHX Corporation                                    2002; formerly, Director
                                                (holding company),                                 WHX Corporation (holding
                                                1993 to 2001.                                      company), January 2002 to
                                                                                                   June 2005; formerly,
                                                                                                   Director, State Theatre of
                                                                                                   New Jersey (not-for-profit
                                                                                                   theater), 2000 to 2005.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 ---------
                                                                                Funds in Fund
                                                                                -------------
Name, (Year of                  Position and                                       Complex          Other Directorships
--------------                  ------------                                       -------          --------------------
Birth), and Address              Length of                                       Overseen by         Held Outside Fund
------------------               ---------                                       -----------         -----------------
(1)                             Time Served(2)     Principal Occupation(s)(3)    Trustee(4)         Complex by Trustee
---                             --------------     --------------------------   ------------        ------------------
------------------------------------------------------------------------------------------------------------------------------
George W. Morriss               Trustee         Formerly, Executive                 61             Manager, Old Mutual 2100
(1947)                          since 2007      Vice President and                                 fund complex (consisting
                                                Chief Financial                                    of six funds) since
                                                Officer, People's                                  October 2006 for four
                                                Bank (a financial                                  funds and since February
                                                services company),                                 2007 for two funds.
                                                1991 to 2001.

------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien               Trustee         Formerly, Member,                   61             Formerly, Director, Legg
(1928)                          since 2000      Investment Policy                                  Mason, Inc. (financial
                                                Committee, Edward                                  services holding company),
                                                Jones, 1993 to 2001;                               1993 to July 2008;
                                                President, Securities                              formerly, Director, Boston
                                                Industry Association                               Financial Group (real
                                                ("SIA") (securities                                estate and tax shelters),
                                                industry's                                         1993 to 1999.
                                                representative in
                                                government relations
                                                and regulatory
                                                matters at the
                                                federal and state
                                                levels),  1974 to
                                                1992; Adviser to SIA,
                                                November 1992 to
                                                November 1993.

------------------------------------------------------------------------------------------------------------------------------
William E. Rulon                Trustee         Retired; formerly,                  61             Formerly, Director,
(1932)                          since 1993      Senior Vice                                        Pro-Kids Golf
                                                President, Foodmaker,                              and Learning Academy
                                                Inc. (operator and                                 (teach until golf and
                                                franchiser                                         computer usage to "at
                                                of restaurants),                                   risk" children), 1998 to
                                                January 1997.                                      2006; formerly, Director,
                                                                                                   Prandium, Inc.
                                                                                                   (restaurants), March 2001
                                                                                                   to July 2002.
------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan               Trustee         Founding General                    61             None.
(1931)                          since 2000      Partner, Oxford
                                                Partners and Oxford
                                                Bioscience Partners
                                                (venture capital investing)
                                                and President, Oxford
                                                Venture Corporation,
                                                since 1981.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 ---------
                                                                                Funds in Fund
                                                                                -------------
Name, (Year of                  Position and                                       Complex          Other Directorships
--------------                  ------------                                       -------          --------------------
Birth), and Address              Length of                                       Overseen by         Held Outside Fund
------------------               ---------                                       -----------         -----------------
(1)                             Time Served(2)     Principal Occupation(s)(3)    Trustee(4)         Complex by Trustee
---                             --------------     --------------------------   ------------        ------------------
------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip                       Trustee       General Partner, Seip               61             Director, H&R Block, Inc.
(1950)                             since        Investments LP (a                                  (financial services
                                2000; Lead      private investment                                 company), since May 2001;
                                Independent     partnership);                                      Chairman, Compensation
                                  Trustee       formerly, President                                Committee, H&R Block,
                                 beginning      and CEO, Westaff,                                  Inc., since 2006;
                                   2006         Inc. (temporary                                    Director, America One
                                                staffing), May 2001                                Foundation, since 1998;
                                                to January 2002;                                   formerly, Chairman,
                                                formerly, Senior                                   Governance and Nominating
                                                Executive at the                                   Committee, H&R Block,
                                                Charles Schwab                                     Inc., 2004 to 2006;
                                                Corporation, 1983 to                               formerly, Director,
                                                1998, including Chief                              Forward Management, Inc.
                                                Executive Officer,                                 (asset management
                                                Charles Schwab                                     company), 1999 to 2006;
                                                Investment                                         formerly. Director, E-Bay
                                                Management, Inc., and                              Zoological Society, 1999
                                                Trustee, Schwab                                    to 2003; formerly,
                                                Family of Funds and                                Director, General Magic
                                                Schwab Investments,                                (voice recognition
                                                1997 to 1998, and                                  software), 2001 to 2002;
                                                Executive Vice                                     formerly, Director,
                                                President-Retail                                   E-Finance Corporation
                                                Brokerage, Charles                                 (credit decisioning
                                                Schwab & Co., Inc.,                                services), 1999 to 2003;
                                                1994 to 1997.                                      formerly, Director,
                                                                                                   Save-Daily.com (micro
                                                                                                   investing services), 1999
                                                                                                   to 2003.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 ---------
                                                                                Funds in Fund
                                                                                -------------
Name, (Year of                  Position and                                       Complex          Other Directorships
--------------                  ------------                                       -------          --------------------
Birth), and Address              Length of                                       Overseen by         Held Outside Fund
------------------               ---------                                       -----------         -----------------
(1)                             Time Served(2)     Principal Occupation(s)(3)    Trustee(4)         Complex by Trustee
---                             --------------     --------------------------   ------------        ------------------
------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight             Trustee         Private investor and                61             Director, Montpelier Re
(1947)                          since 1993      consultant                                         (reinsurance company),
                                                specializing in the                                since 2006; Director,
                                                insurance industry;                                National Atlantic Holdings
                                                formerly, Advisory                                 Corporation (property and
                                                Director, Securitas                                casualty insurance
                                                Capital LLC (a global                              company), since 2004;
                                                private equity                                     Director, The Proformance
                                                investment firm                                    Insurance Company
                                                dedicated to making                                (property and casualty
                                                investments in the                                 insurance company), since
                                                insurance sector),                                 March 2004; formerly,
                                                1998 to December 2003.                             Director, Providence
                                                                                                   Washington Insurance
                                                                                                   Company (property and
                                                                                                   casualty insurance
                                                                                                   company), December 1998 to
                                                                                                   March 2006; formerly,
                                                                                                   Director, Summit Global
                                                                                                   Partners (insurance
                                                                                                   brokerage firm), 2000 to
                                                                                                   2005.
------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp                  Trustee         Retired; formerly,                  61             None.
(1944)                          since 2000      Regional Manager for
                                                Mid-Southern Region,
                                                Ford Motor Credit Company,
                                                September 1997 to 2007;
                                                formerly, President,
                                                Ford Life Insurance
                                                Company, April 1995 to
                                                August 1997.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 ---------
                                                                                Funds in Fund
                                                                                -------------
Name, (Year of                  Position and                                       Complex          Other Directorships
--------------                  ------------                                       -------          --------------------
Birth), and Address              Length of                                       Overseen by         Held Outside Fund
------------------               ---------                                       -----------         -----------------
(1)                             Time Served(2)     Principal Occupation(s)(3)    Trustee(4)         Complex by Trustee
---                             --------------     --------------------------   ------------        ------------------
------------------------------------------------------------------------------------------------------------------------------
                                             TRUSTEES WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin*                 Trustee         Formerly, Executive Vice            61             Director, Dale and
(1940)                          since 2002;     President Chief Investment                         Carnegie and Associates,
                                President       Officer, Neuberger                                 Inc. (private company),
                                from 2004 to    Berman Holdings, LLC                               since 1998; Director,
                                2008            (holding company),                                 Solbright, Inc. (private
                                                2002 to August 2008                                company), since 1998.
                                                and 2003 to August
                                                2008, respectively;
                                                formerly, Managing
                                                Director and Chief
                                                Investment Officer,
                                                Neuberger Berman, December
                                                2005 to August 2008
                                                and 2003 to August
                                                2008, respectively;
                                                formerly, Executive
                                                Vice President,
                                                Neuberger Berman, December
                                                2002 to 2005;
                                                formerly, Director
                                                and Chairman,
                                                Management,
                                                December 2002 to August
                                                2008; formerly, Executive
                                                Vice President,
                                                Citigroup Investments,
                                                Inc., September 1995
                                                to February 2002;
                                                formerly, Executive
                                                Vice President,
                                                Citigroup Inc.,
                                                September 1995 to
                                                February 2002.
------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman*               Chairman        Executive Vice                      61             Director and Vice
(1959)                          of the          President, Neuberger                               President, Neuberger &
                                 Board and      Berman Holdings LLC                                Berman Agency, Inc., since
                                  Trustee       (holding company),                                 2000; formerly, Director,
                                   since        since 1999; Head of                                Neuberger Berman Holdings
                                   2000,        Neuberger Berman                                   LLC (holding company),
                                   Chief        Holdings LLC's Mutual                              October 1999 to March
                                 Executive      Funds Business (since                              2003; Trustee, Frost
                                  Officer       1999) and                                          Valley YMCA; Trustee,
                                   since        Institutional                                      College of Wooster.
                                   1999;        Business (1999 to
                                 President      October 2005);
                                from 1999 to    responsible for
                                2000 and        Managed Accounts
                                since 2008      Business and
                                                intermediary
                                                distribution since
                                                October 1999;
                                                President and
                                                Director, Management
                                                since 1999; Managing
                                                Director, Neuberger Berman,
                                                since 2005; formerly,
                                                Executive Vice President,
                                                Neuberger Berman, 1999 to
                                                December 2005; formerly,
                                                Principal, Neuberger Berman,
                                                1997 to 1999; formerly, Senior
                                                Vice President, Management,
                                                1996 to 1999.
------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are, or were, officers and/or directors of Management. Mr. Sundman is also an officer and/or director of Lehman Brothers Asset Management.

Information about the Officers of the Trust
-------------------------------------------

Name, (Year of Birth), and Address          Position and Length of
----------------------------------          ----------------------
(1)                                            Time Served (2)         Principal Occupation(s) (3)
---                                            ---------------         --------------------------
Andrew B. Allard (1961)                    Anti-Money Laundering       Senior Vice President,
                                         Compliance Officer since      Neuberger Berman, since 2006;
                                                   2002                Deputy General Counsel,
                                                                       Neuberger Berman, since 2004;
                                                                       formerly, Vice President,
                                                                       Neuberger Berman, 2000 to 2005;
                                                                       formerly, Associate
                                                                       General Counsel,
                                                                       Neuberger Berman, 1999 to 2004;
                                                                       Anti-Money Laundering
                                                                       Compliance Officer,
                                                                       fifteen registered
                                                                       investment companies for
                                                                       which Management acts as
                                                                       investment manager and
                                                                       administrator (six since
                                                                       2002, two since 2003,
                                                                       four since 2004, one
                                                                       since 2005 and two since
                                                                       2006).

Michael J. Bradler (1970)                   Assistant Treasurer        Vice President,
                                                since 2005             Neuberger Berman, since 2006;
                                                                       Employee, Management,
                                                                       since 1997; Assistant
                                                                       Treasurer, fifteen
                                                                       registered investment
                                                                       companies for which
                                                                       Management acts as
                                                                       investment manager and
                                                                       administrator (thirteen
                                                                       since 2005 and two since
                                                                       2006).

Name, (Year of Birth), and Address          Position and Length of
----------------------------------          ----------------------
(1)                                            Time Served (2)         Principal Occupation(s) (3)
--                                             ---------------         --------------------------
Claudia A. Brandon (1956)                  Secretary since 1985        Senior Vice President,
                                                                       Neuberger Berman, since 2007;
                                                                       Vice President-Mutual
                                                                       Fund Board Relations,
                                                                       Management, since 2000
                                                                       and Assistant Secretary
                                                                       since 2004; formerly,
                                                                       Vice President,
                                                                       Neuberger Berman, 2002 to 2006
                                                                       and Employee since 1999;
                                                                       Secretary, fifteen
                                                                       registered investment
                                                                       companies for which
                                                                       Management acts as
                                                                       investment manager and
                                                                       administrator (three
                                                                       since 1985, three since
                                                                       2002, two since 2003,
                                                                       four since 2004, one
                                                                       since 2005 and two since
                                                                       2006).

Robert Conti (1956)                      Executive Vice President      Managing Director,
                                             since 2008; prior         Neuberger Berman, since 2007;
                                          thereto, Vice President      formerly, Senior Vice
                                                since 2000             President, Neuberger Berman,
                                                                       2003 to 2006; formerly,
                                                                       Vice President,
                                                                       Neuberger Berman, 1999 to 2003;
                                                                       Senior Vice President,
                                                                       Management, since 2000;
                                                                       Vice President, fifteen
                                                                       registered investment
                                                                       companies for which
                                                                       Management acts as
                                                                       investment manager and
                                                                       administrator (three
                                                                       since 2000, three since
                                                                       2002, two since 2003,
                                                                       four since 2004, one
                                                                       since 2005 and two since
                                                                       2006).

Maxine L. Gerson (1950)                  Chief Legal Officer since     Senior Vice President,
                                         2005 (only for purposes       Neuberger Berman, since 2002;
                                         of sections 307 and 406       Deputy General Counsel
                                         Sarbanes-Oxley Act of         and Assistant of the
                                         2002)                         Secretary, Neuberger Berman,
                                                                       since 2001; Senior Vice
                                                                       President, Management,
                                                                       since 2006; Secretary and
                                                                       General Counsel,
                                                                       Management, since 2004;
                                                                       Chief Legal Officer (only
                                                                       for purposes of sections
                                                                       307 and 406 of the
                                                                       Sarbanes-Oxley Act of
                                                                       2002), fifteen registered
                                                                       investment companies for
                                                                       which Management acts as
                                                                       investment manager and
                                                                       administrator (thirteen
                                                                       since 2005 and two since
                                                                       2006).

Sheila R. James (1965)                   Assistant Secretary           Vice President,
                                             since 2002                Neuberger Berman, since 2008
                                                                       and Employee since 1999;
                                                                       formerly, Assistant Vice
                                                                       President, Neuberger Berman,
                                                                       2007; Assistant
                                                                       Secretary, fifteen
                                                                       registered investment
                                                                       companies for which
                                                                       Management acts as
                                                                       investment manager and
                                                                       administrator (six since
                                                                       2002, two since 2003,
                                                                       four since 2004, one
                                                                       since 2005 and two since
                                                                       2006).

Name, (Year of Birth), and Address          Position and Length of
----------------------------------          ----------------------
(1)                                            Time Served (2)         Principal Occupation(s) (3)
---                                            ---------------         --------------------------
Kevin Lyons (1955)                       Assistant Secretary           Assistant Vice President,
                                             since 2003                Neuberger Berman, since 2008
                                                                       and Employee since 1999;
                                                                       Assistant Secretary,
                                                                       fifteen registered
                                                                       investment companies for
                                                                       which Management acts as
                                                                       investment manager and
                                                                       administrator (eight
                                                                       since 2003, four since
                                                                       2004, one since 2005 and
                                                                       two since 2006).

John M. McGovern (1970)                  Treasurer and Principal       Senior Vice President,
                                         Financial and Accounting      Neuberger Berman, since 2007;
                                           Officer since 2005;         formerly, Vice President,
                                         prior thereto, Assistant      Neuberger Berman, 2004 to
                                            Treasurer since            2006; since Employee,
                                                 2002                  Management, 1993;
                                                                       Treasurer and Principal
                                                                       Financial and Accounting
                                                                       Officer, fifteen
                                                                       registered investment
                                                                       companies for which
                                                                       Management acts as
                                                                       investment manager and
                                                                       administrator (thirteen
                                                                       since 2005 and two since
                                                                       2006); formerly,
                                                                       Assistant Treasurer,
                                                                       fourteen registered
                                                                       investment companies for
                                                                       which Management acts as
                                                                       investment manager and
                                                                       administrator, 2002 to
                                                                       2005.

Joseph S. Quirk (1968)                   Vice President since 2008     Senior Vice President, Neuberger
                                                                       Berman, since 2007 and
                                                                       Employee since 1991; formerly,
                                                                       Vice President, Neuberger Berman,
                                                                       1999 to 2006; formerly,
                                                                       Assistant Vice President, Neuberger
                                                                       Berman, 1996 to 1999; Vice
                                                                       President, fifteen registered
                                                                       investment companies for which
                                                                       Management acts as investment
                                                                       manager and administrator
                                                                       (fifteen since 2008).

Frank Rosato (1971)                      Assistant Treasurer           Vice President, Neuberger
                                             since 2005                Berman, since 2006;
                                                                       Employee, Management,
                                                                       since 1995; Assistant
                                                                       Treasurer, fifteen
                                                                       registered investment
                                                                       companies for which
                                                                       Management acts as
                                                                       investment manager and
                                                                       administrator (thirteen
                                                                       since 2005 and two since
                                                                       2006).

Name, (Year of Birth), and Address          Position and Length of
----------------------------------          ----------------------
(1)                                            Time Served (2)         Principal Occupation(s) (3)
---                                            ---------------         --------------------------
Chamaine Williams (1971)                 Chief Compliance Officer      Senior Vice President,
                                                since 2005             Neuberger Berman, since 2007;
                                                                       Chief Compliance Officer,
                                                                       Management, since 2006;
                                                                       Senior Vice President,
                                                                       Lehman Brothers Inc.,
                                                                       since 2007; formerly,
                                                                       Vice President, Lehman
                                                                       Brothers Inc., 2003 to
                                                                       2006; Chief Compliance
                                                                       Officer, fifteen
                                                                       registered investment
                                                                       companies for which
                                                                       Management acts as
                                                                       investment manager and
                                                                       administrator (fourteen
                                                                       since 2005 and one since
                                                                       2006); formerly, Chief
                                                                       Compliance Officer,
                                                                       Lehman Brothers Asset
                                                                       Management Inc., 2003 to
                                                                       2007; formerly, Chief
                                                                       Compliance Officer,
                                                                       Lehman Brothers
                                                                       Alternative Investment
                                                                       Management LLC, 2003 to
                                                                       2007; formerly, Vice
                                                                       President, UBS Global
                                                                       Asset Management (US)
                                                                       Inc. (formerly, Mitchell
                                                                       Hutchins Asset
                                                                       Management, a
                                                                       wholly-owned subsidiary
                                                                       of PaineWebber Inc.),
                                                                       1997 to 2003.

--------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees
---------------------

     The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board of Trustees are described below.

     AUDIT COMMITTEE. The Audit Committee's purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firms; and (e) to act as a liaison between the Fund's independent registered public accounting firms and the full Board. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the period from March 31, 2007 to October 31, 2007 the Committee met four times, and during the fiscal period ended March 31, 2008, the Committee met seven times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward
I. O'Brien. All members are Independent Fund Trustees. . During the period from March 31, 2007 to October 31, 2007 the Committee met twice, and during the fiscal period ended March 31, 2008, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NB Management, Neuberger Berman and Lehman Brothers Asset Management.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the period from March 31, 2007 to October 31, 2007 the Committee met twice, and during the fiscal period ended ended March 31, 2008, the Committee met twice.

     EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the period from March 31, 2007 to October 31, 2007 the Committee met three times, and during the fiscal period ended March 31, 2008, the Committee met six times.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Lehman Brothers Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the period from March 31, 2007 to October 31, 2007 the Committee did not meet, and during the fiscal period ended March 31, 2008, the Committee met once.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available;
(d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish, George W. Morriss Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the period from March 31, 2007 to October 31, 2007 the Committee met three times, and during the fiscal period ended March 31, 2008, the Committee met eight times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the period from March 31, 2007 to October 31, 2007 the Committee met once, and during the fiscal period ended March 31, 2008, the Committee met three times.

     The Trust's and Master Trust's Trust Instruments provide that each trust will indemnify its Trustees and Officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such Officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

     Officers and Trustees who are interested persons of the Trust or Master Trust, as defined in the 1940 Act, receive no salary or fees from that trust. Prior to January 1, 2008, for serving as a trustee of the fund family, each Independent Fund Trustee received an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees determined whether a fee was warranted, provided, however, that no fee was normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee received $5,000 per year and each member of the Audit Committee, including the Chair, received $1,000 for each Audit Committee meeting he or she attended in-person or by telephone. No additional compensation was provided for service on any other Board committee. The Lead Independent Trustee received an additional $20,000 per year.

     Effective January 1, 2008, the compensation of each Independent Fund Trustee was restructured. For serving as a trustee of the funds in the fund family, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Lead Independent Trustee receives an additional $35,000 per year.

     The funds in the fund family reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

     The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

                              TABLE OF COMPENSATION
                            FOR 04/01/07 TO 03/31/08

                                                     Total Compensation for Fund
                                     Aggregate        Trustees from Investment
                                    Compensation          Companies in the
Name and Position with the Trust   from the Trust           Fund Complex
--------------------------------   --------------           ------------

INDEPENDENT FUND TRUSTEES

John Cannon                           $7,181                 $119,082
Trustee

Faith Colish                          $7,181                 $119,082
Trustee

Martha C. Goss*                       $6,678                 $110,670
Trustee

C. Anne Harvey                        $7,181                 $119,082
Trustee

Robert A. Kavesh                      $7,026                 $116,582
Trustee

Michael M. Knetter                    $7,026                 $116,582
Trustee

Howard A. Mileaf                      $7,314                 $121,530
Trustee

George W. Morriss                     $7,468                 $124,030
Trustee

Edward I. O'Brien                     $7,026                 $116,582
Trustee

William E. Rulon                      $7,026                 $116,582
Trustee

Cornelius T. Ryan                     $7,634                 $126,736
Trustee

Tom D. Seip                           $8,736                 $145,105
Trustee

Candace L. Straight                   $7,181                 $119,082
Trustee

Peter P. Trapp                        $7,623                 $126,530
Trustee

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                $0                 $0
President and Trustee

Peter E. Sundman              $0                 $0
Chairman of the Board, Chief
Executive Officer and Trustee

* Ms. Goss became a Fund Trustee on June 1, 2007.

     On July 1, 2008, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each class of the Fund.

Ownership of Securities
-----------------------

     Set forth below is the dollar range of securities owned by each Fund Trustee as of December 31, 2007.*

---------------------------------
                        National
                        Municipal
                        Money
---------------------------------
John Cannon             A
---------------------------------
Faith Colish            A
---------------------------------
Martha C. Goss          A
---------------------------------
C. Anne Harvey          A
---------------------------------
Robert A. Kavesh        A
---------------------------------
Michael M. Knetter      A
---------------------------------
Howard A. Mileaf        A
---------------------------------
George W. Morriss       A
---------------------------------
Edward I. O'Brien       B
---------------------------------
William E. Rulon        A
---------------------------------
Cornelius T. Ryan       A
---------------------------------
Tom D. Seip             A
---------------------------------
Candace L. Straight     A
---------------------------------
Peter P. Trapp          A
---------------------------------
Jack L. Rivkin          A
---------------------------------
Peter E. Sundman        C
---------------------------------
*Valuation as of December 31, 2007.

A = None B = $1-$10,000 C =$10,001-$50,000 D =$50,001-$100,000 E = over $100,000

     The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2007.*

----------------------------------------------------------------------------------
NAME OF FUND TRUSTEE        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            REGISTERED  INVESTMENT  COMPANIES OVERSEEN BY FUND
                            TRUSTEE IN FAMILY OF INVESTMENT COMPANIES

----------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
----------------------------------------------------------------------------------
John Cannon                                           E
----------------------------------------------------------------------------------
Faith Colish                                          E
----------------------------------------------------------------------------------
Martha C. Goss                                        C
----------------------------------------------------------------------------------
C. Anne Harvey                                        D
----------------------------------------------------------------------------------
Robert A. Kavesh                                      C
----------------------------------------------------------------------------------
Michael M. Knetter                                    A
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
NAME OF FUND TRUSTEE        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            REGISTERED  INVESTMENT  COMPANIES OVERSEEN BY FUND
                            TRUSTEE IN FAMILY OF INVESTMENT COMPANIES

----------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
----------------------------------------------------------------------------------
Howard A. Mileaf                                      E
----------------------------------------------------------------------------------
George W. Morriss                                     C
----------------------------------------------------------------------------------
Edward I. O'Brien                                     E
----------------------------------------------------------------------------------
William E. Rulon                                      E
----------------------------------------------------------------------------------
Cornelius T. Ryan                                     E
----------------------------------------------------------------------------------
Tom D. Seip                                           E
----------------------------------------------------------------------------------
Candace L. Straight                                   E
----------------------------------------------------------------------------------
Peter P. Trapp                                        E
----------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
----------------------------------------------------------------------------------
Jack L. Rivkin                                        B
----------------------------------------------------------------------------------
Peter E. Sundman                                      E
----------------------------------------------------------------------------------
*Valuation as of December 31, 2007.
A = None B = $1-$10,000 C = $10,001 - $50,000 D = $50,001-$100,000 E = over $100,000


Independent Fund Trustees Ownership of Securities
-------------------------------------------------

     No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity, Lehman Brothers Asset Management or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

     Because all of the Fund's net investable assets are invested in its corresponding Master Series, the Fund does not need an investment manager. NB Management serves as the investment manager to the Master Series pursuant to a management agreement with the Master Trust, on behalf of the Master Series (a "Management Agreement"). The Management Agreement was approved by the holders of the interests in the Master Series on September 10, 2007.

     The Management Agreement provides in substance that NB Management will make and implement investment decisions for the Master Series in its discretion and will continuously develop an investment program for the Master Series' assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Master Series through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Master Series, although NB Management has no current plans to pay a material amount of such compensation.

     NB Management has sub-contracted certain of its responsibilities under the Management Agreement to Lehman Brothers Asset Management, which is responsible for the day-to-day investment management of the Master Series; NB Management is responsible for overseeing the investment activities of Lehman Brothers Asset Management with respect to its management of the Master Series.

     Under the Management Agreement, NB Management provides to the Master Series, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees and employees of Master Trust who are officers, directors, or employees of NB Management. Two persons who are directors and officers and five persons who are officers of NB Management, presently serve as trustees and/or officers of the Trusts. See "Trustees and Officers." The Master Series pays NB Management a management fee based on its average daily net assets, as described below and in the Prospectus.

     NB Management provides similar facilities, services, and personnel to the Fund pursuant to administration agreements with the Trust dated December 31, 2005 (the "Administration Agreement"). For such administrative services, the Reserve Class of the Fund pays NB Management a fee based on the Class's average daily net assets, as described in the Prospectus and below.

     Under the Administration Agreement, NB Management also provides to the Reserve Class of the Fund and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

     The Management Agreement continues with respect to the Master Series for a period of two years after the date the Master Series became subject thereto. The Management Agreement is renewable thereafter from year to year with respect to the Master Series, so long as its continuance is approved at least annually (1) by the vote of a majority of the Master Trustees who are not "interested persons" of NB Management or the Trust ("Independent Master Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Master Trustees or by a 1940 Act majority vote of the outstanding interests in the Master Series.

     The Administration Agreement continues with respect to the Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

     The Management Agreement is terminable, without penalty, with respect to the Master Series on 60 days' written notice either by the Master Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by NB Management or by the Master Trust. The Agreement terminates automatically if it is assigned.

Management and Administration Fees
----------------------------------

     For investment management services, the Master Series pays NB Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

     NB Management has contractually undertaken to forgo current payment of fees and/or reimburse the management fee so that the management fee of the Master Series is limited to 0.08% per annum of the Master Series' average daily net assets. This contractual undertaking lasts until March 31, 2011.

     The Master Series has contractually undertaken to repay NB Management for the fees forgone and/or paid by NB Management, provided the repayments do not cause the Master Series' management fee to exceed an annual rate of 0.08%, respectively, of average daily net assets and the repayments are made within three years after the year in which NB Management incurred the expense.

     For administrative services, the Reserve Class of the Fund pays NB Management at the annual rate of 0.27%, 0.08% and 0.08% of that Class's average daily net assets, respectively, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Board of Trustees of the Trust, including a majority of those who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement. In addition, the Fund may compensate such third parties for accounting and other services.

     The Reserve Class of the Fund accrued management and administration fees of the following amounts (before any reimbursement of the Funds, described below) for the fiscal periods ended March 31, 2008, October 31, 2007 and October 31, 2006:

                             Fiscal Period        Management and Administration Fees
                             -------------        ----------------------------------
                             Ended March              Accrued for Fiscal Periods
                             -----------              --------------------------
                                 31                   Ended March Ended October 31
                                 --                   ----------------------------
Reserve Class                  2008                     2007                2006*
-------------                  ----                     ----                -----
NATIONAL MUNICIPAL MONEY    $741,881                $1,063,094            $464,259
* Period from December 19, 2005 (commencement of operations) to October 31, 2006

Waivers and Reimbursements
--------------------------

     NB Management has undertaken to provide certain  waivers or  reimbursements
of  Fund  expenses,   as  described  below.  The  appropriateness  of  any  such undertaking is determined on a Class-by-Class basis.

Reserve Class
-------------

     NB Management has voluntarily undertaken to reimburse or waive certain expenses of the Reserve Class of the Fund so that the total operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) are limited to 0.17%. NB Management expects that, in the future, it may voluntarily reimburse or waive certain expenses of the Fund, so that total annual operating expenses of the Fund are limited to 0.23% of average net assets. NB Management may, at its sole discretion, modify or terminate this voluntary commitment without notice to the Fund.

     For the fiscal periods ended March 31, 2008, October 31, 2007 and October 31, 2006, NB Management reimbursed the Reserve Class of the Fund the following amounts of expenses pursuant to the Fund's contractual arrangement:

Reserve Class       Fiscal Period Ended    Fiscal Year Ended    Fiscal Period from
-------------       -------------------    -----------------    ------------------
                       March 31, 2008      October 31, 2007    December 19, 2005*
                       --------------      ----------------    ------------------
                                                               to October 31, 2006
                                                               -------------------
NATIONAL  MUNICIPAL         $0                   $0                  $0
MONEY
* Commencement of operations.

Sub-Adviser
-----------

     NB Management retains Lehman Brothers Asset Management, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated December 15, 2006 (the "Sub-Advisory Agreement").

     Pursuant to the Sub-Advisory Agreement, NB Management has delegated responsibility for the Master Series' day-to-day management to Lehman Brothers Asset Management. The Sub-Advisory Agreement provides in substance that Lehman Brothers Asset Management will make and implement investment decisions for the Master Series in its discretion and will continuously develop an investment program for the Master Series' assets. The Sub-Advisory Agreement permits Lehman Brothers Asset Management to effect securities transactions on behalf of the Master Series through associated persons of Lehman Brothers Asset Management. The Sub-Advisory Agreement also specifically permits Lehman Brothers Asset Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Master Series, although Lehman Brothers Asset Management has no current plans to pay a material amount of such compensation.

     The Sub-Advisory Agreement continues with respect to the Master Series for a period of two years after the date the Master Series became subject thereto, and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund, by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by Lehman Brothers Asset Management on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

Investment Companies Managed
----------------------------

     The investment decisions concerning the Master Series and the other registered investment companies managed by NB Management or Lehman Brothers Asset Management (collectively, "Other Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other Funds differ from the Master Series. Even where the investment objectives are similar, however, the methods used by the Other Funds and the Master Series to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management or Lehman Brothers Asset Management have varied from one another in the past and are likely to vary in the future.

     There may be occasions when the Master Series and one or more of the Other Funds or other accounts managed by NB Management or Lehman Brothers Asset Management are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Master Series, in other cases it is believed that the Master Series' ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Master Trustees that the desirability of the Master Series' having their advisory arrangements with NB Management and/or Lehman Brothers Asset Management outweighs any disadvantages that may result from contemporaneous transactions.

     The  Master  Series  are  subject  to  certain  limitations  imposed on all advisory clients of NB Management and Lehman Brothers Asset Management (including the Master Series, the Other Funds, and other managed accounts) and personnel of NB Management and Lehman Brothers Asset Management and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management and/or Lehman Brothers Asset Management that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics
---------------

     The Fund, the Master Series, NB Management and Lehman Brothers Asset Management have personal securities trading policies that restrict the personal securities transactions of employees, officers and Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Master Series or taking personal advantage of investment opportunities that may belong to the Master Series. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Lehman Brothers Asset Management
----------------------------------------------------------------------------

     Lehman Brothers Asset Management and NB Management are wholly owned by Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly-owned holding company. The directors, officers and/or employees of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman LLC are: Joseph Amato, Kevin Handwerker, Jack
L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust. The directors, officers and/or employees of Lehman Brothers Asset Management who are deemed "control persons," all of whom have offices at the same address as Lehman Brothers Asset Management, are: Richard W. Knee, Lori A. Loftus and Bradley C. Tank.

Lehman Brothers Holdings Inc., a publicly owned holding company which wholly owns Neuberger Berman Management LLC (formerly, Neuberger Berman Management Inc.), Neuberger Berman, LLC and Lehman Brothers Asset Management LLC, filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code on September 15, 2008. Neuberger Berman Management LLC, Neuberger Berman, LLC and Lehman Brothers Asset Management LLC are separate legal entities and are not included in the bankruptcy filing. Neuberger Berman Management LLC, Neuberger Berman, LLC and Lehman Brothers Asset Management LLC will continue to operate in the ordinary course of business as the investment manager/sub-adviser of the Neuberger Berman/Lehman Brothers Funds. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.

                            DISTRIBUTION ARRANGEMENTS

     The Fund offers a Class of shares, known as Reserve Class.

Distributor
-----------

     NB Management serves as the distributor ("Distributor") in connection with the offering of the Fund's shares. Reserve Class shares are offered on a no-load basis.

     In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933

Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's Reserve Class shares, a continuous
offering,   without  sales  commission  or  other  compensation  and  bears  all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of shares of the Fund's Reserve Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Fund's shares.

     For the Fund's Reserve Class shares, which are sold directly to investors, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund's shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund's shareholders any investment products or services other than those managed or distributed by NB Management or Lehman Brothers Asset Management.

     From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

     The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Reserve Class (the "Distribution Agreement"). The Distribution Agreement continues until October 31, 2008. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.

Revenue Sharing
---------------

     NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries ("Financial Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares ("revenue sharing payments").

     Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary's financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

     In addition, NB Management may pay for: placing the Fund on the Financial Intermediary's sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

     The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

     Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary's recommendation of the Fund or of any particular share class of the Fund. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of the Fund.

     In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees"). Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.

     NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients' accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

                         ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value
--------------------------------

     The Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for the Reserve Class of the Fund and the Master Series is calculated by subtracting total liabilities of the Reserve Class from total assets attributable to that Class (in the case of the Master Series, the market value of the securities the Master Series holds plus cash and other assets). The per share NAV is calculated by dividing its NAV by the number of shares outstanding attributable to that Class and rounding the result to the nearest full cent.

     The Fund tries to maintain a stable NAV of $1.00 per share. The Master Series relies on Rule 2a-7 to use the amortized cost method of valuation to enable the Fund to stabilize the purchase and redemption price of its shares at $1.00 per share. This method involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization (or accretion) to maturity of any premium (or discount), regardless of the impact of interest rate fluctuations on the market value of the securities. While this method provides consistency in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Master Series would receive if it sold the instrument. Although the Master Series' reliance on Rule 2a-7 and use of the amortized cost valuation method should enable the Fund, under most conditions, to maintain a stable $1.00 share price, there can be no assurance it will be able to do so. An investment in the Fund, as in any mutual fund, is neither insured nor guaranteed by the U.S. Government.

     The Master Series calculates its NAV as of 5:00 p.m., Eastern time, on each day the New York Stock Exchange ("NYSE") and Federal Reserve Wire System ("Federal Reserve") are open. The Fund calculates its share price as of 3:00 p.m. on days on which the NYSE and Federal Reserve are open.

Financial Intermediaries
------------------------

     The Fund has authorized one or more Financial Intermediaries to receive purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase and redemption order when a Financial Intermediary or its designee receives the order. Purchase orders and redemption orders for the Fund will be priced at the next share price to be calculated after the order has been "accepted" as defined in the Fund's Prospectus.

                        VALUATION OF PORTFOLIO SECURITIES

     The Master Series relies on Rule 2a-7 to use the amortized cost method of valuation to enable the Fund to stabilize the purchase and redemption price of its shares at $1.00 per share. This method involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization (or accretion) to maturity of any premium (or discount), regardless of the impact of interest rate fluctuations on the market value of the securities. Although the Master Series' reliance on Rule 2a-7 and use of the amortized cost valuation method should enable the Fund, under most conditions, to maintain a stable $1.00 share price, there can be no assurance it will be able to do so. An investment in the Fund, as in any mutual fund, is neither insured nor guaranteed by the U.S. Government.

                         ADDITIONAL EXCHANGE INFORMATION

     As more fully set forth in a fund's prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

     In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectus) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

     An Institution may exchange a fund's Investor Class, Advisor Class, Trust Class, Institutional Class, Class A or Class C shares (if the shareholder did not purchase the fund's shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. This privilege is not available for Neuberger Berman Genesis Fund Institutional Class shareholders. Most Institutions allow you to take advantage of the exchange program.

     Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

     Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

     Any of the funds in the fund family may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase of shares for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

     There can be no assurance that Neuberger Berman CALIFORNIA TAX-FREE MONEY Fund, Neuberger Berman MUNICIPAL MONEY Fund, Neuberger Berman NATIONAL MUNICIPAL Money Fund, Neuberger Berman NEW YORK MUNICIPAL MONEY Fund, Neuberger Berman
TAX-FREE MONEY Fund, Neuberger Berman CASH RESERVES or Neuberger Berman GOVERNMENT MONEY Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

     Each of the funds in the fund family, except Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days' notice prior to terminating or materially altering its exchange privilege, except in the following cases:

     o If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

     o In certain extraordinary circumstances, such as the suspension of the redemption of the fund's shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

                        ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions
-------------------------

     The right to redeem the Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for it to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. Redemption payments may also be delayed in the event of the closing of the Federal Reserve or when trading on the Federal Reserve is restricted; when the NYSE, bond market or Federal Reserve closes early, payments with respect to redemption requests received subsequent to the recommended close will be made the next business day.

     If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE and the Federal Reserve are open ("Business Day") after termination of the suspension.

     The Fund calculates its share price as of 3:00 p.m. on days on which the NYSE and Federal Reserve is open. If the NYSE or Federal Reserve were to close before regular trading, the Fund would price its shares as of the earlier closing time.

Redemptions in Kind
-------------------

     The Fund reserves the right, to honor any request for redemption, or a combination of requests from the same shareholder in any 90-day period exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. If payment is made in securities, a shareholder or institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when Fund Trustees determined that it was in the best interests of the Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund distributes to its shareholders substantially all of the net investment income it earns by Class (after deducting expenses attributable to the Class) and any net capital gains it realizes (including, in each case, its proportionate share of its corresponding Master Series' net investment income and net capital gains). The Master Series' net investment income, for financial accounting purposes, consists of all income accrued on portfolio assets less accrued expenses but does not include capital gains and losses. Net gains and losses of the Master Series, if any, are reflected in its NAV (and hence the corresponding Fund's NAV) until distributed.

     On occasion, a redemption of shares from a single class of the Fund that represent a very large percentage of the net assets attributable to the class could leave an amount of undistributed gain or loss allocable to the class that, although anticipated to be relatively small in actual amount, is disproportionately large in relation to the class's remaining share of the Fund's assets. Such situations could potentially trigger adverse consequences to the Fund. The Fund may therefore reallocate the gain or loss among all classes of the Fund to eliminate or mitigate those consequences. Because of the way in which this problem might arise, the Fund expects the dollar amounts involved to be very small.

     The Master Series and the Fund calculate their net investment income and share price as of 3:00 p.m., Eastern time, on each Business Day.

     Income dividends are declared daily, at approximately 4:00 p.m., Eastern time, on each Business Day; dividends declared for each month are paid on the last Business Day of the month.

     The shares of the Fund begin earning income dividends on the Business Day on which the proceeds of the purchase order are converted to "federal funds" (if converted by 6:00 p.m., Eastern time), or the next Business Day if so converted after that time, and continue to earn dividends through the Business Day before they are redeemed. Distributions of net realized capital gains, if any, normally are paid once annually, in December.

     The Fund's income dividends are normally based on its estimated daily net income (including its share of its corresponding Master Series' estimated daily net income). To the extent the Fund's or Master Series' actual income available to be paid on a given day differs from the estimated amount paid on that day, adjustments are made to future days' income dividends. Thus, an investor in the Fund on a given day will receive that day's estimated dividend adjusted to account for all or a portion of any variance between the estimated income and the actual income from prior days. During periods of unusual market activity, the Fund's income dividends may be based on actual income rather than estimated daily net income.

     The Fund's dividends and other distributions, if any, are automatically reinvested in additional shares of the relevant Class of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Reserve Class shareholders may make a cash election on the account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, as designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

     A shareholder's cash election with respect to the Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder for 180 days, however, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

     Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the distributing Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

Taxation of the Fund
--------------------

     To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund (which is treated as a separate corporation for federal tax purposes) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income -- (consisting generally of net investment income and the excess of net short-term capital gain over net long-term capital loss, all determined without regard to any deduction for dividends paid) -- plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. With respect to the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; and (2) at the close of each quarter of the

Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

     By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year, without being able to deduct the distributions it makes to its shareholders, and the shareholders would treat all those distributions that otherwise would be "exempt-interest dividends" (described under "Taxation of the Fund's Shareholders" below), as dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%).

     In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions for each calendar year to avoid liability for the Excise Tax.

     See the next section for a discussion of the tax consequences to the Fund of distributions to it from the Master Series, investments by the Master Series in certain securities, and certain other transactions engaged in by the Master Series.

Taxation of the Master Series
-----------------------------

     Series of other registered investment companies that previously invested in master-feeder structures and were managed by NB Management received private letter rulings from the Service that, among other things, each master fund would be treated as a separate partnership for federal tax purposes and would not be a "publicly traded partnership." Although the Master Series may not rely on these rulings as precedent, NB Management believes the reasoning thereof and, hence, their conclusions apply to the Master Series as well. As a result, neither Master Series is subject to federal income tax; instead, each investor in the Master Series, such as its corresponding Fund, is required to take into account in determining its federal income tax liability its share of the Master Series' income, gains, losses, deductions, and Tax Preference Items, without regard to whether it has received any cash distributions from the Master Series. The Master Series also is not subject to Delaware income or franchise tax.

     Because the Fund is deemed to own a proportionate share of its corresponding Master Series' assets and to earn a proportionate share of its income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC and to pay exempt-interest dividends, the Master Series intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

     Distributions to the Fund from its corresponding Master Series (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any distributed cash exceeds the Fund's basis in its interest in the Master Series before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Master Series and includes a disproportionate share of any unrealized receivables the Master Series holds, and (3) loss may be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in its corresponding Master Series generally equals the amount of cash and the basis of any property the Fund invests in the Master Series, increased by the Fund's share of the Master Series' net income and capital gains and decreased by (a) the amount of cash and the basis of any property the Master Series distributes to the Fund and (b) the Fund's share of the Master Series' losses.

     The Master Series may acquire municipal zero coupon or other securities issued with OID. As a holder of those securities, the Master Series (and hence its corresponding Fund) must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment thereon during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any tax-exempt OID, to satisfy the Distribution Requirement, the Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of its share of cash its corresponding Master Series actually receives. Those distributions will be made from the Fund's cash assets, if any, or from redemption of part of its interest in its corresponding Master Series, which may have to sell portfolio securities. The Master Series may realize capital gains or losses from those sales, which would increase or decrease its corresponding Fund's investment company taxable income and/or taxable capital gain.

     The Master Series may invest in bonds that are purchased, generally not on their original issue, with "market discount" (that is, at a price less than the principal amount of the bond adjusted for any accrued OID) ("market discount bonds"). Market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the Master Series acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of a market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of such treatment, an election may be made to include market discount in gross income currently, for each taxable year to which it is attributable.

Taxation of the Fund's Shareholders
-----------------------------------

     FEDERAL. Dividends the Fund pays will qualify as "exempt-interest dividends," as defined in the Prospectus, and thus will be excludable from its shareholders' gross income for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of its corresponding Master Series' total assets) consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Fund and the Master Series intends to continue to satisfy this requirement. The aggregate dividends the Fund designates as exempt-interest dividends for any taxable year may not exceed its net tax-exempt income (i.e., the excess of its excludable interest over certain amounts disallowed as deductions, including its share of such excess of its corresponding Master Series) for the year.

     Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. However, tax-exempt interest, including exempt-interest dividends, is subject to information reporting. Accordingly, the amount of exempt-interest dividends -- and, to the extent determination thereof is possible after reasonable effort, the part thereof constituting interest that is a Tax Preference Item -- that the Funds pay to their shareholders will be reported to them annually on Forms 1099-INT (or substitutes therefor). The foregoing will not apply, however, with respect to the part of those dividends attributable to OID on municipal bonds and interest on tax-exempt "bearer" bonds until the Service provides future guidance.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares generally is not deductible for federal income tax purposes.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs. Interest on certain PABs is a Tax Preference Item, although that interest remains fully tax-exempt for regular federal income tax purposes.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for a taxable year for recipients whose modified adjusted gross income (including income from tax-exempt sources such as a Fund) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from the Fund still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

     If the Master Series invests in instruments that generate taxable income, under the circumstances described in the Prospectus and this SAI and in the discussion of market discount bonds above, the portion of any Fund dividend attributable thereto will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if the Master Series realizes capital gain as a result of market transactions, any distributions of the gain by its corresponding Fund will be taxable to its shareholders.

     As described in "Maintaining Your Account" in the Prospectus, the Fund may close a shareholder's account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so.

     WITHHOLDING. The Fund is required to withhold 28% of all taxable dividends otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who are subject to backup withholding for any other reason.

     The distributions the Fund pays to a non-resident alien individual or foreign corporation (i.e., a non-U.S. person) generally are subject to a 30% (or lower treaty rate) federal withholding tax ("withholding tax"). Fund distributions, however, that are (1) made to a beneficial owner of its shares that certifies that it is a non-U.S. person, with certain exceptions, (2) attributable to the Fund's (including its share of its corresponding Master Series') "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits, less allocable deductions) and/or short-term capital gain, if any, and (3) with respect to its current taxable year, unless extended by proposed legislation introduced in Congress last year.

     STATE TAXATION. Shareholders' treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning state and local taxation of Fund distributions.

                             PORTFOLIO TRANSACTIONS

     Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Master Series typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

     In effecting securities transactions, the Master Series generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Master Series plans to continue to use Neuberger Berman and/or Lehman Brothers Inc. ("Lehman Brothers") as its broker where, in the judgment of Lehman Brothers Asset Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Master Series receives give-ups or reciprocal business in connection with its securities transactions.

     During the fiscal year ended October 31, 2007 and the fiscal period ended March 31, 2008, the Master Series did not acquire any securities of its "regular brokers or dealers." At March 31, 2008, the Fund held none of the securities of its "regular brokers or dealers."

     The Master Series may, from time to time, loan portfolio securities to Neuberger Berman and Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Master Series to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Master Series will be made on terms at least as favorable to the Master Series as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Master Series as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Master Series. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

     The use of Neuberger Berman and Lehman Brothers as brokers for the Master Series is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

     Under the 1940 Act, commissions paid by the Master Series to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Master Series' policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Master Series and (2) at least as favorable as those charged by other brokers having comparable execution capability in Lehman Brothers Asset Management's judgment. The Master Series do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits

Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Master Series unless an appropriate exemption is available.

     A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers effect brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

     To ensure that accounts of all investment clients, including the Master Series, are treated fairly in the event that Neuberger Berman or Lehman Brothers receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman and Lehman Brothers may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

     Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Master Series. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers might receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Master Series cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Master Series participate in.

Expense Offset Arrangement
--------------------------

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2007, the impact of this arrangement was a reduction of expenses as follows:

-------------------------------------------------------
FUNDS                         AMOUNT OF  REDUCTION  OF
                              EXPENSES
-------------------------------------------------------
NATIONAL MUNICIPAL MONEY                       $73,657
-------------------------------------------------------

     For the fiscal period ended March 31, 2008, the impact of this arrangement was a reduction of expenses as follows:

-------------------------------------------------------
FUNDS                         AMOUNT OF  REDUCTION  OF
                              EXPENSES
-------------------------------------------------------
NATIONAL MUNICIPAL MONEY                       $62,588
-------------------------------------------------------

Proxy Voting
------------

     The Board has delegated to NB Management the responsibility to vote proxies related to the securities of their respective investment advisory clients. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the relevant Master Series, its corresponding Fund and the Fund's shareholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

     NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of the advisory clients for whom NB Management has voting authority, including the Master Series. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

     NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

     NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting for their respective investment advisory clients. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

     In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

     If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     Information regarding how the Master Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy
------------------------------------

     The Master Series prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Master Series, rating and ranking organizations, and affiliated persons of the Master Series or NB Management (the "Potential Recipients") unless such disclosure is consistent with the Master Series' legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

     NB Management and the Master Series have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Master Series with a specific business reason to know the portfolio holdings of the Master Series (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Master Series prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

Portfolio Holdings Disclosure Procedures
----------------------------------------

     Disclosure of portfolio holdings may be requested only by an officer of NB Management or the Master Series by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Master Series or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the respective Master Series or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

     The Master Series, NB Management and any affiliate of either may not receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Master Series' Chief Compliance Officer, the Board of Trustees reviews the Master Series' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

     Pursuant to Codes of Ethics adopted by the Master Series, NB Management, and Lehman Brothers Asset Management ("Codes of Ethics"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Master Series except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Master Series' shareholders. The Codes of Ethics also prohibit any person associated with the Master Series, NB Management and Lehman Brothers Asset Management in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Master Series from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients
--------------------------------------

     The Master Series currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

     STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). The Master Series has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Master Series employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Master Series' activities and supplies the Master Series with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Master Series which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Master Series, except with such Master Series' written consent. State Street receives reasonable compensation for its services and expenses as custodian.

     OTHER THIRD-PARTY SERVICE PROVIDERS TO THE MASTER SERIES. The Master Series may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Master Series who require access to this information to fulfill their duties to the Master Series.

     In addition, the Master Series may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Lehman Brothers Asset Management. Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. ("FactSet") each day for this purpose. FactSet receives reasonable compensation for its services.

     In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

      Rating, Ranking and Research Agencies.
      -------------------------------------

     The Master Series sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Master Series. The Master Series provides its complete portfolio holdings to: Vestek each day; Fitch, Inc. each week; and Lipper, a Reuters company on the second business day of each month. The Master Series also provides its complete month-end portfolio holdings to Data Communique International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the Master Series' top 10 holdings. No compensation is received by the Master Series, NB Management, Lehman Brothers Asset Management or any other person in connection with the disclosure of this information. The Master Series either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Master Series' portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Master Series.

                             REPORTS TO SHAREHOLDERS

     Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firms for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Fund
--------

     The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of May 19, 2007. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has thirteen separate operating series (including the Fund). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

     Prior to June 1, 2007, the name of the Trust was "Neuberger Berman Income Funds."

     On February 28, 2007, the Fund changed its name from National Municipal Money Fund.

     For the period from the Fund's inception through September 10, 2007, the Fund was organized in a single-tier multiple class structure with one class, the

Reserve Class. As of September 11, 2007, the Fund is organized as a feeder fund in a master-feeder structure, with one class, the Reserve Class.

     DESCRIPTION OF SHARES. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

     SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or Class entitled to vote at the meeting.

     CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

The Master Series
-----------------

     The Master Series is a separate operating series of the Master Trust, a Delaware statutory trust organized as of October 1, 2004. The Master Trust is registered under the 1940 Act as a diversified, open-end management investment company and has nine separate portfolios (the nine Master Series). The assets of the Master Series belong only to the Master Series, and the liabilities of the Master Series are borne solely by the Master Series and no other.

     FUND'S INVESTMENTS IN MASTER SERIES. The Fund is a "feeder fund" that seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Master Series, which is a "master fund." The Master Series, which has the same investment objective, policies, and limitations as the Fund that invests in it, in turn invests in securities; the Fund thus acquires an indirect interest in those securities.

     The Fund's investment in its corresponding Master Series is in the form of a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in the Master Series.

     The Master Series may also permit other investment companies and/or other institutional investors to invest in the Master Series. All investors will invest in the Master Series on the same terms and conditions as the Fund and will pay a proportionate share of the Master Series' expenses. Other investors in the Master Series are not required to sell their shares at the same public offering price as the Fund, could have a different administration fee and expenses than the Fund, and might charge a sales commission. Therefore, shareholders of a Class of the Fund may have different returns than shareholders in another investment company that invests exclusively in the Master Series. Information regarding any Fund that invests in a Master Series is available from NB Management by calling 888-556-9030.

     The Fund Trustees believe that investment in the Master Series by other potential investors in addition to the Fund may enable the Master Series to realize economies of scale that could reduce its operating expenses, thereby producing higher returns and benefiting all shareholders. However, the Fund's investment in its corresponding Master Series may be affected by the actions of other large investors in the Master Series, if any. For example, if a large investor in the Master Series (other than a Fund) redeemed its interest in the Master Series, the Master Series' remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

     The Fund may withdraw its entire investment from its corresponding Master Series at any time, if the Fund Trustees determine that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Master Series with power to, and who did by a vote of all investors (including the Fund), change the investment objective, policies, or limitations of the Master Series in a manner not acceptable to the Fund Trustees. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Master Series to the Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's investment portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Master Series, the Fund Trustees would consider what actions might be taken, including the investment of all of the Fund's net investable assets in another pooled investment entity having substantially the same investment objective as the Fund or the retention by the Fund of its own investment manager to manage its assets in accordance with its investment objective, policies, and limitations. The inability of the Fund to find a suitable replacement could have a significant impact on shareholders.

     INVESTOR MEETINGS AND VOTING. The Master Series normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Master Series will be entitled to vote in proportion to its relative beneficial interest in the Master Series. On most issues subjected to a vote of Master Series investors, the Fund will solicit proxies from its shareholders and will vote its interest in the Master Series in proportion to the votes cast by the Fund's shareholders. If there are other investors in the Master Series, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all Master Series investors; indeed, if other investors hold a majority interest in the Master Series, they could have voting control of the Master Series.

     CERTAIN PROVISIONS. Under Delaware law, the shareholders of the Master Series will not be personally liable for the obligations of the Master Series; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Master Trust or the Master Series contain a statement that such obligation may be enforced only against the assets of the

Master Trust or Master Series and provides for indemnification out of Master Trust or Master Series property of any shareholder nevertheless held personally liable for Master Trust or Master Series obligations, respectively, merely on the basis of being a shareholder.

     OTHER. For Fund shares that can be bought, owned and sold through an intermediary, a client of an intermediary may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the intermediary or if the intermediary no longer has a contract with NB Management to perform services. Depending on the policies of the intermediary involved, an investor may be able to transfer an account from one intermediary to another.

                          CUSTODIAN AND TRANSFER AGENT

     The Fund and Master Series has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence for Reserve Class shares of the Fund should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

     The Fund and the Master Series has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA, 02116, as the independent registered public accounting firm that will audit its financial statements.

                                  LEGAL COUNSEL

     The Trusts have selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of July 1, 2008, the following are all of the beneficial and record owners of more than five percent of the Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

FUND AND CLASS              NAME & ADDRESS                    PERCENT OWNED
--------------              --------------                    -------------
Lehman Brothers NATIONAL    Administaff Captive                   9.25%
MUNICIPAL MONEY Fund        Insurance
                            19001 Crescent Springs Dr.

RESERVE CLASS               Kingwood, TX 77339-3802
                            Administaff Companies Inc.            8.17%
                            19001 Crescent Springs Dr.
                            Kingwood, TX 77339-3802

                            Americredit Corp.                     5.44%
                            801 Cherry Street
                            Suite 3900
                            Fort Worth, TX 76102-6839

                            Hot Topic Inc.                        5.12%
                            18305 San Jose Avenue
                            City of Industry, CA
                            91748-1237


                             REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Master Series and the Fund.

     Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The following financial statements and related documents are incorporated herein by reference from the Fund's Annual Report to shareholders for the fiscal period ended March 31, 2008:

     The audited financial statements of Lehman Brothers NATIONAL MUNICIPAL MONEY Fund and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

     Additionally, the following financial statements and related documents of the Master Series are incorporated herein by reference from the Lehman Brothers Institutional Liquidity Funds Annual Report to shareholders for the year ended March 31, 2008:

     The audited financial statements of MUNICIPAL Master Series and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

     Additionally, the following financial statements and related documents are incorporated herein by reference from the Fund's Annual Report Annual Report to shareholders for the year ended October 31, 2007:

     The audited financial statements of Lehman Brothers NATIONAL MUNICIPAL MONEY Fund and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

     Additionally, the following financial statements and related documents of the Master Series are incorporated herein by reference from the Lehman Brothers Institutional Liquidity Funds Annual Report to shareholders for the fiscal period ended October 31, 2007:

     The audited financial statements of MUNICIPAL Master Series and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

                                                                      Appendix A

                 RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

      S&P MUNICIPAL BOND RATINGS:
      ---------------------------

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-) - The ratings above from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


      MOODY'S MUNICIPAL BOND RATINGS:
      -------------------------------

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

     A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above except Aaa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


      S&P COMMERCIAL PAPER RATINGS:
      -----------------------------

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

      MOODY'S COMMERCIAL PAPER RATINGS:
      ---------------------------------

     Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

   -     Leading market positions in well-established industries.

   -     High rates of return on funds employed.

   - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      S&P SHORT-TERM RATINGS:
      -----------------------

     SP-1 - Top-tier investment grade short-term rating reflects superior ability of repayment. Those issues determined to possess extraordinary safety characteristics are denoted with a plus sign (+).

      MOODY'S SHORT-TERM RATINGS:
      --------------------------

     MIG 1, VMIG 1 - Top-tier investment grade short-term ratings reflect superior ability of repayment.